As filed with the Securities and Exchange Commission on April 19, 2002

                                                      Registration No. 333-83413

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-6
                         Post-effective amendment No. 4
                            To registration statement
                                      Under
                           The securities act of 1933

                                   ----------

                    Mutual of America Separate Account No. 3
                              (Exact Name of Trust)

                    Mutual of America Life Insurance Company
                               (Name of Depositor)

                                   ----------
                                 320 Park Avenue
                            New York, New York 10022
              (Address of Depositor's Principal Executive Offices)
                                   ----------
                             Deborah S. Becker, Esq.
               Senior Vice President and Associate General Counsel
                    Mutual of America Life Insurance Company
                    320 Park Avenue, New York, New York 10022
                     (Name and Address of Agent for Service)

                                   ----------

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch l.l.p.
                                 Suite 410 East
                          1025 Thomas Jefferson St. NW
                             Washington, D.C. 20007

                                   ----------

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

                                   ----------

      It is proposed that this filing will become effective (check appropriate box):

            |_|   immediately upon filing pursuant to paragraph (b) of Rule 485


            |X|   on May 1, 2002 pursuant to paragraph (b) of Rule 485


            |_|   60 days after filing pursuant to paragraph (a) of Rule 485

            |_|   on (date) pursuant to paragraph (a) of Rule 485

================================================================================

                              CROSS-REFERENCE SHEET
                       (FILE NO. 333-83413, VUL POLICIES)

Form N-8B-2
 Item No.     Caption in Prospectus
-----------   --------------------
       1      Cover Page

       2      Cover Page; About Mutual of America and Our Separate Account No. 3

       3      Not Applicable

       4      About  Mutual  of  America  and  Our   Separate   Account  No.  3;
              Administrative Matters -- Distribution of the Policies

       5      About Mutual of America and Our Separate Account No. 3

       6      About Mutual of America and Our Separate Account No. 3

       7      Not applicable

       8      Not applicable

       9      Other Matters -- Legal Proceedings

      10 Purchase of a Policy; Payment of Premiums; Access to Your Account Balance; Federal Tax Considerations; Your Voting Rights for Meetings of the Underlying Funds; Fund and Other Changes We May Make

      11      Underlying Funds Invested in by Our Separate Account

      12      Cover Page; Underlying Funds Invested in by Our Separate Account

      13      Charges and Deductions You Will Pay; Payment of Premiums

      14      Purchase of a Policy -- Policy Issue

      15      Payment of Premiums;  Your Account Balance in the Separate Account
              Funds

      16      Your Account Balance in the Separate Account Funds

      17 Access to Your Account Balance; How to Contact Us and Give Us Instructions

      18      Not Applicable

      19 Administrative Matters -- Notices, Confirmation Statements and Reports to Policyowners

      20      Not Applicable

      21      Access to Your Account Balance-- Policy Loans

      22      Not Applicable

      23      Omitted

      24      Administrative Matters; Other Information

      25      About Mutual of America and Our Separate Account No. 3

      26      Charges and Deductions You Will Pay

      27      About Mutual of America and Our Separate Account No. 3

      28      Our Executive Officers and Directors

      29 About Mutual of America and Our Separate Account No. 3 -- Mutual of America

      30      Not Applicable

      31      Omitted

      32      Not Applicable

      33      Not Applicable

      34      Not Applicable

      35      Omitted

      36      Not Applicable

Form N-8B-2
 Item No.     Caption in Prospectus
-----------   --------------------

      37      Not Applicable

      38      Administrative Matters -- Distribution of the Policies

      39      Administrative Matters -- Distribution of the Policies

      40      Not Applicable

      41      Omitted

      42      Not Applicable

      43      Not Applicable

      44      You Account Balance in the Separate Account Funds

      45      Not Applicable

      46 Your Account Balance in the Separate Account Funds; Access to Your Account Value; Our General Account

      47      Not Applicable

      48      Not Applicable

      49      Not Applicable

      50 About Mutual of America and Our Separate Account No. 3 -- The Separate Account

      51 About Mutual of America and Our Separate Account No. 3; Purchase of a Policy; Payment of Premiums; Insurance Benefits Upon Death of the Insured Person

      52      Funding and Other Changes We May Make

      53      Federal Tax Considerations

      54      Not Applicable

      55      Not Applicable

      56      Not Applicable

      57      Not Applicable

      58      Not Applicable

      59      Financial Statements

PROSPECTUS
--------------------------------------------------------------------------------
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                    Issued by
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                    320 Park Avenue, New York, New York 10022

                                   Through its
                             SEPARATE ACCOUNT NO. 3
--------------------------------------------------------------------------------

The Policies -- We offer variable universal life insurance policies (Policies), without a sales charge. The Policies are designed to provide you with life insurance protection, while giving you flexibility in the timing and amount of premiums you pay. You also have some flexibility in the amount of insurance coverage available to you.

In this Prospectus, a Policyowner or you means a person to whom we have issued a Policy. You should note that the purchase of a Policy as a replacement for any existing insurance coverage you have may not be advisable.

Investment Alternatives for Your Account Balance -- You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 3 (the Separate Account) or to our General Account. You may transfer all or any part of your Account Balance among the Funds and the Separate Account at any time, without charge.

The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the Underlying Funds), which will have varying investment returns and performance. The Underlying Funds currently are:

o Mutual of America Investment Corporation: Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Composite Fund, Bond Fund, Mid-Term Bond Fund, Short-Term Bond Fund and Money Market Fund;

o Scudder Variable Series I: Capital Growth Portfolio, Bond Portfolio and International Portfolio;


o     Variable   Insurance   Products   Funds   of   Fidelity    Investments(R):
      Equity-Income, Contrafund and Asset Manager Portfolios;


o     Calvert Social Balanced Portfolio of Calvert Variable Series, Inc.; and

o American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc.

We do not guarantee the investment performance of any Separate Account Fund. You bear the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under the heading "Our General Account".

Prospectuses -- You should read this Prospectus carefully before you purchase a Policy, and you should keep it for future reference. Attached to this Prospectus are the prospectuses for the Underlying Funds. This Prospectus is not valid unless the prospectuses of the Underlying Funds are attached to it.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
Dated: May 1, 2002

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

Introduction and Summary ..................................................    1

Purchase of a Policy ......................................................    5
   Policy Issue ...........................................................    5
   Basic Death Benefit Plan ...............................................    6
   Supplemental Insurance Benefits ........................................    6
   Changes in the Face Amount of Your Policy ..............................    7

Payment of Premiums .......................................................    8
   Scheduled Premiums .....................................................    8
   Unscheduled Premiums ...................................................    8
   Limitation on Premiums .................................................    8
   Allocation of Premiums .................................................    8
   Dollar Cost Averaging ..................................................    9
   Policy Lapse and Reinstatement .........................................    9

Underlying Funds Invested in by Our Separate Account ......................   10
   Investment Advisers for the Underlying Funds ...........................   13

Your Account Balance in the Separate Account Funds ........................   14

Our General Account .......................................................   15

Access to Your Account Balance ............................................   16
   Surrender of Policy ....................................................   16
   Partial Withdrawals of Account Balance .................................   16
   Your Right to Transfer Among Investment Alternatives ...................   16
   How to Tell Us an Amount for Transfers or Partial Withdrawals ..........   16
   Policy Loans ...........................................................   17
   Accelerated Benefit for Terminal Illness ...............................   18
   Maturity Benefit .......................................................   19
   When We May Postpone Payments ..........................................   19

Insurance Benefits Upon Death of Insured Person ...........................   20
   Death Proceeds .........................................................   20
   Basic Death Benefit ....................................................   20
   Corridor Percentages ...................................................   20
   Payment Options ........................................................   21

Charges and Deductions You Will Pay .......................................   22
   Cost of Insurance Charges ..............................................   22
   Administrative Charges .................................................   23
   Mortality and Expense Risks Charges ....................................   23

                                                                            Page
                                                                            ----

   Supplemental Insurance Benefits Fee ....................................   23
   Accelerated Benefit Fee ................................................   23
   Premium and Other Taxes ................................................   23
   Changes in Policy Cost Factors .........................................   24
   Fees and Expenses of Underlying Funds ..................................   24

Where to Contact Us and Give Us Instructions ..............................   24
   Contacting Mutual of America ...........................................   24
   Requests by Telephone ..................................................   24
   Where You Should Direct Requests .......................................   25

About Mutual of America and Our Separate Account No. 3 ....................   26

Federal Tax Considerations ................................................   26
   Obtaining Tax Advice ...................................................   27
   Tax Status of the Policies .............................................   27
   Tax Treatment of Policy Benefits and Access of Account Balance .........   28
   Policy Loan Interest ...................................................   29
   Estate Taxes ...........................................................   29

Your Voting Rights for Meetings of the Underlying Funds ...................   30

Use of Standard & Poor's Indices ..........................................   30

Funding and Other Changes We May Make .....................................   31

Administrative Matters ....................................................   31
   Notices, Confirmation Statements and Reports to Policyowners ...........   31
   Miscellaneous Policy Provisions ........................................   32
   Distribution of the Policies ...........................................   32

Other Information .........................................................   33

Our Executive Officers and Directors ......................................   34

Definitions We Use in This Prospectus .....................................   36

Policy Illustrations ......................................................   39
   Face Amount $100,000 ...................................................   40
   Face Amount $500,000 ...................................................   49

Financial Statements ......................................................   52

Appendix-- General Account Operations .....................................   79

This Prospectus does not constitute an offering in any jurisdiction in which we may not lawfully offer the Policies for sale. We have not authorized any person to give any information or to make any representations in connection with this offering other than those in this Prospectus. If any person gives or makes any unauthorized information or representations to you, you must not rely on them in making your decision of whether or not to purchase a policy.

Supplement To Prospectus
--------------------------------------------------------------------------------
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                    Issued by
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                 320 Park Avenue
                            New York, New York 10022

                                     Through
                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
--------------------------------------------------------------------------------
             **This Supplement is for Massachusetts Policies Only**
--------------------------------------------------------------------------------

All references in the Prospectus to "scheduled premiums" are changed to "planned premiums". All references in the Prospectus to "unscheduled premiums", and accompanying text pertaining to unscheduled premiums, are deleted.

The discussion in the Prospectus is supplemented by the following:

You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. You need not pay planned premiums, and your policy will not lapse so long as your Account Balance is sufficient to pay applicable charges when due.

Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse; timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Balance (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

You may increase the amount of premiums paid under your policy at any time, except that such additional amounts must be equal to at least $50 each and are limited to an aggregate of $10,000 during any Policy Year. In addition, if these additional amounts would increase the policy's Basic Death Benefit, then evidence of insurability would be required. See "Insurance Benefits Upon Death of Insured Person" in this Prospectus.

--------------------------------------------------------------------------------
Supplement, dated May 1, 2002
to Prospectus, dated May 1, 2002

--------------------------------------------------------------------------------
                            INTRODUCTION AND SUMMARY
--------------------------------------------------------------------------------

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. You will find definitions under "Definitions We Use in This Prospectus".

The Policy We Offer
--------------------------------------------------------------------------------

The Policy is a variable universal life insurance policy. It enables you, within certain limits, to accommodate changes in your insurance needs and changes in your financial condition. Refer to "Purchase of a Policy".

As a life insurance policy, the Policy provides for:

      o a death benefit, based either on the Face Amount of the Policy, or on the Face Amount of the Policy plus the Account Balance, depending on the type of Basic Death Benefit you select for your Policy,

      o     Policy Loans,

      o     a variety of death proceeds payment options, and

      o other features traditionally associated with life insurance, such as optional supplemental benefits.

As a variable universal life policy, the Policy provides for:

      o an Account Balance that varies based on the Investment Alternatives you select,

      o allocation of your premiums and transfer of your Account Balance among the Investment Alternatives, and

      o flexibility in the timing and amount of premium payments and, subject to certain restrictions, the amount of insurance coverage.

We may issue a Policy to you only if your state's insurance department has approved our policy form and we may legally sell the Policy to you.

Your Premium Payments
--------------------------------------------------------------------------------

We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums, unless you have authorized withdrawals from your banking account or other account or unless premiums are payable under a Payroll Deduction Program.

You may adjust the timing and amount of your premium payments to suit your individual circumstances, within certain limits. You may pay unscheduled premiums, skip scheduled premiums, or increase or decrease your scheduled premium. Each scheduled or unscheduled premium must be at least $50, except that there is no minimum scheduled premium for Policies with a Payroll Deduction Rider. Refer to "Payment of Premiums".

Choice of Basic Death Benefit
--------------------------------------------------------------------------------

You may choose as your Basic Death Benefit either a Face Amount Plan, which generally provides a level death benefit equal to the Face Amount, or a Face Amount Plus Plan, which provides for a death benefit that varies as your Account Balance changes. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. We pay a death benefit to the beneficiary upon the death of the insured person under the Policy. Refer to "Insurance Benefits Upon Death of Insured Person".

Supplemental Benefits by Rider to Policy
--------------------------------------------------------------------------------

We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider for which you would pay an additional monthly fee. Refer to "Purchase of a Policy-- Supplemental Insurance Benefits"

Investment Alternatives for Your Account Balance
--------------------------------------------------------------------------------

You may allocate your premiums among the General Account and one or more of the Separate Account Funds. You may change your allocation instructions at any time for future premiums. You may transfer all or part of your Account Balance among the available Investment Alternatives at any time. Refer to "Access to Your Account Balance".

The General Account. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield of at least 3%. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Policies. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate premiums or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account
Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

Underlying Funds Invested in by the Separate Account
--------------------------------------------------------------------------------

The Separate Account Funds currently invest in seventeen Underlying Funds, which have different investment objectives, investment policies and risks. You should refer to "Underlying Funds Invested in by our Separate Account" for more information about the Underlying Funds' Investment Objectives, and to the Prospectuses of the Underlying Funds that are attached to this Prospectus.

Charges Under Your Policy
--------------------------------------------------------------------------------

We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges and Deductions You Will Pay". The charges include:


      o an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%); and


      o a risk charge at an annual rate of 0.35% for assuming certain mortality risks under the Policies, and a charge at an annual rate of 0.15% for assuming certain expense risks under the Policies.

We deduct certain monthly charges directly from your Account Balance. Refer to "Charges and Deductions You Will Pay". The monthly charges include:

      o an administrative expense charge of $2.00 if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 for that month, except that we waive the charge if your Account Balance is less than $300 for the month.

      o a cost of insurance charge to pay for the life insurance we provide under the Policy; and

      o     a deduction to pay the cost of any riders to your Policy.

Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured person is in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, the gender of the insured person will impact cost of insurance rates, with different rates for men and women. For Policies with a Payroll Deduction Rider, cost of insurance rates are unisex.

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

During 2001, the Underlying Funds incurred the following total operating expenses as a percentage of net assets:


Mutual of America  Investment  Corporation  Funds:  Money Market -- .25%; Equity
   Index and Mid-Cap Equity Index -- .125%; each of All America, Bond, Short-Term Bond, Mid-Term Bond and Composite -- .50%; and Aggressive Equity -- .85%. The expenses shown are management fees. The Funds' adviser voluntarily pays the Funds' operating expenses other than transaction costs and extraordinary expenses.

Scudder Variable Series I: Capital Growth -- .50% (.46% management fee and .04% other expenses); Bond -- .57% (.48% management fee and .09% other expenses); International -- 1.00% (.84% management fee and .16% other expenses).

Fidelity Portfolios: VIP Equity-Income -- .58% (.48% management fee and .10% other expenses); VIP Contrafund -- .68% (.58% management fee and .10% other expenses); and VIP Asset Manager -- .64% (.53% management fee and .11% other expenses).

Calvert Social Balanced Portfolio -- .88% (.70% management fee and .18% other expenses).

American Century VP Capital  Appreciation Fund -- 1.00% as a management fee. The
   Fund's adviser pays its operating expenses other than transaction costs, fees of non-interested directors and extraordinary expenses.


Partial Withdrawals and Surrender of Policy; Transfers of Account Balance
--------------------------------------------------------------------------------

You may make partial withdrawals of your Account Balance (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. You may take any of these actions prior to the Maturity Date of the Policy when the insured person is still living. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. Refer to "Access to Your Account Balance".

You may transfer all or a portion of your Account Balance among the Investment Alternatives. Refer to "Access to Your Account Balance -- Your Right to Transfer Among Investment Alternatives".

We currently do not assess a charge for transfers or withdrawals under the Policies. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.

Your Right to Borrow From The Policy
--------------------------------------------------------------------------------

You may borrow up to 95% of your Account Balance in the General Account, minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. We deduct any Policy Loans from the amount otherwise due you upon the surrender or maturity of the Policy or from the death proceeds due upon the death of the insured person. Refer to "Access to Your Account Balance -- Policy Loans".

How to Make an Allocation Change, Transfer, Withdrawal, Surrender or Policy Loan Request
--------------------------------------------------------------------------------

In Writing. You may give instructions in writing on our forms for allocation changes, transfers of Account Balance among Investment Alternatives, partial withdrawals of Account Balance, surrender of the Policy and Policy Loans. Refer to "Where to Contact Us and Give Us Instructions".

By Telephone. Using a Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 for certain transactions and information. Refer to "Where to Contact Us and Give Us Instructions".

Our Home Office, Processing Center and Regional Offices. Our home office address is 320 Park Avenue, New York, New York 10022. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487. You may check the address for the Regional Office that provides services for your Policy by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Confirmation Statements. We will send you confirmation statements (which may be your quarterly statements) for your allocation changes and for your premiums, transfers and withdrawals of Account Balance and Policy Loans. You must promptly notify us of any error in a confirmation statement, or you will give up your right to have us correct the error. Refer to "Notices, Confirmation Statements and Reports to Policyowners".

Accelerated Benefit for Terminal Illness
--------------------------------------------------------------------------------

Depending on the laws of your state, an Accelerated Benefit may be available to you under your Policy or by rider to the Policy. Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured person died. The Accelerated Benefit is available only when the insured person is determined to have less than one year to live. We will deduct from the Accelerated Benefit an administrative fee of up to $250 at the time we pay the Benefit. Refer to "Access to Your Account Balance -- Accelerated Benefit for
Terminal Illness" and "Charges and Deductions You Will Pay -- Accelerated Benefit Fee".

Your Initial Right to Return Policy
--------------------------------------------------------------------------------

For a period of 10 days after you receive your Policy (or a longer period if required by applicable state law when you purchase a Policy by direct mail or as a replacement policy), you may return it and have your premiums returned. Refer to "Purchase of a Policy -- Policy Issue".

Federal Tax Considerations
--------------------------------------------------------------------------------

For purposes of Federal income taxation, you are treated as not receiving your Account Balance until you take a distribution from the Policy. As a consequence, you do not pay taxes on the investment income and interest credited to your Account Balance until you withdraw all or a portion of your Account Balance. This information about Federal taxation is based on our belief that a Policy we issue on a standard premium class basis should meet the Code's definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition.

Distributions under the Policy. Your tax treatment for Policy withdrawals and loans depends on whether or not your Policy is a "Modified Endowment Policy".

If your Policy is not a Modified Endowment Contract:

      o distributions are treated first as a return of investment (premiums) in the Policy and then a disbursement of taxable income;

      o     Policy Loans are not treated as distributions; and

      o neither distributions nor Policy Loans are subject to the 10% penalty tax.

Your Policy may be treated as a special type of life insurance called a "Modified Endowment Contract", if the cumulative premiums you have paid are considered, under the Code, to be too large compared to the death benefit payable. The Code imposes an annual limit on premiums, calculated on a cumulative basis, that can be paid into a Policy during the first seven years, or during the seven years after a material change to the Policy.

If your Policy is a Modified Endowment Contract:

      o all pre-death distributions, including Policy Loans, are treated first as a distribution of taxable income and then as a return of investment (premiums) in the Policy; and

      o if you have not reached the age of 59 1/2, a distribution usually is subject to a 10% penalty tax.

If you send us a premium that would cause your Policy to become a Modified Endowment Contract, we will notify you. Our notice will state that unless you request a refund of the excess premium, your Policy will become a Modified Endowment Contract. Refer to "Federal Tax Considerations".

Death Benefits. Your beneficiary receives death benefits payable under the Policy free from Federal income tax, except in limited circumstances. If you are the Policyowner and also the insured person, the death benefit amount will be included in your estate in most circumstances.

--------------------------------------------------------------------------------
                              PURCHASE OF A POLICY
--------------------------------------------------------------------------------

Policy Issue
--------------------------------------------------------------------------------

An applicant must submit to us a completed application for a Policy. The minimum Face Amount for a Policy is $25,000, except that the minimum Face Amount is $5,000 for any Policy with a Payroll Deduction Rider. We reserve the right to decline to issue a Policy with a Face Amount of more than $1 million.

An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children, or the spouse and minor children may apply as owners of Policies. All Policies we issue in connection with a Payroll Deduction Program will have a Payroll Deduction Rider.

Before issuing a Policy, we will require evidence of insurability satisfactory to us.

      o If the person to be insured is less than age 50 and the Policy would have a Face Amount of $100,000 or less, we ordinarily will determine insurability based on information from the application.

      o We usually will require a medical underwriting for a Policy with a Face Amount above $100,000 or if the person to be insured is age 50 or older.

We may use outside sources to verify information contained in the application. A person who does not meet standard underwriting requirements still may be eligible to purchase a Policy, but we will increase the cost of insurance charges on the Policy to reflect the additional mortality risks we assume in insuring a person who is a "substandard risk". A person who is a "substandard risk" has a greater mortality risk based on unfavorable health characteristics.

For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer's business and the percentage of employees participating in the Program. Group underwriting standards provide for guaranteed issue of a Policy in certain circumstances.

We will issue a Policy following our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment. The Policy Specification Pages of your Policy will show the Policy Issue Date.

Right to Examine Policy. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period to examine the Policy. For example, you may have up to 30 days if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy.

Availability of Policy. This Prospectus is an offer to sell you a Policy only if you live in a state or jurisdiction where the insurance department has approved sales of the Policy.

Basic Death Benefit Plan
--------------------------------------------------------------------------------

In your application for a Policy, you will choose a Basic Death Benefit. You have the option of either a Face Amount Plan or a Face Amount Plus Plan. See "Insurance Benefits Upon Death of Insured Person".

Under a Face Amount Plan:

      o     the death benefit generally will be the Face Amount, and

      o premiums you pay and increases in your Account Balance from investment performance of the Funds will reduce the amount for which we are "at risk" in providing insurance coverage and on which we impose cost of insurance charges (See "Charges and Deductions You Will Pay").

Under a Face Amount Plus Plan:

      o the death benefit generally will be the Face Amount PLUS the Account Balance, and

      o premiums you pay and increases in your Account Balance from investment performance of the Funds will increase the death benefit while leaving unchanged the amount for which we are at risk and on which you must pay cost of insurance charges.

Change Of Basic Death Benefit Plan. You may request a change in your Basic Death Benefit plan. When we make the change, the Basic Death Benefit payable on the effective date of the change is the same as it would have been without the requested change, as follows:

      o if you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy's Face Amount by the amount of the Account Balance; and

      o if you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy's Face Amount by the amount of the Account Balance, except that we may require current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan.

A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we receive at our Processing Office your Written Request (which, in the case of a change that would increase your Policy's Face Amount, may include evidence acceptable to us of current insurability).

Supplemental Insurance Benefits
--------------------------------------------------------------------------------

We may make one or more supplemental insurance benefits available by rider to your Policy, including ones providing accidental death coverage and coverage for children of an insured person. Currently, supplemental insurance benefits are available only for Policies with Payroll Deduction Riders. We will charge you a monthly fee for any supplemental insurance benefits you select. See "Charges and Deductions You Will Pay -- Supplemental Insurance Benefits Fee".

Under an accidental death benefit rider, if the insured person dies as a result of an accidental bodily injury, we will pay an accidental death benefit equal to the initial Face Amount of the Policy, up to a maximum of $200,000.

You may obtain insurance for all your unmarried dependent children between 14 days and 18 years of age under a children's term rider. After we have issued a rider we automatically insure each additional child when 14 days old at no increase in premium. Insurance continues to age 21 of the child or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, each covered child has the opportunity of purchasing $5,000 of life insurance for each $1,000 of children's term rider. For a Policy purchased when a child reaches age 21, we will charge premiums at our standard rates then in effect.

Changes In The Face Amount Of Your Policy
--------------------------------------------------------------------------------

From time to time, your life insurance needs may change. The Policy permits you to increase or decrease the Face Amount of your Policy in certain circumstances. To change your Face Amount, you must submit to our Processing Office a Written Request.

      o A change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code.

      o We reserve the right to limit the amount of any increase or decrease.

      o The current minimum for any requested change in Face Amount is $5,000.

If the insured person is not living on the proposed effective date of a change, the change will not take effect. After a change in Face Amount, we will send you new Policy Specifications Pages to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations".

Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured person is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it.

The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

--------------------------------------------------------------------------------
                              PAYMENT OF PREMIUMS
--------------------------------------------------------------------------------

Scheduled Premiums
--------------------------------------------------------------------------------

For your convenience, we will specify a "scheduled premium" to be paid at intervals you select in your application. We will send you notices of when you should pay scheduled premiums, unless you have authorized withdrawals from your bank or other account to pay scheduled premiums or your Policy has a Payroll Deduction Rider. If your Policy does not have a Payroll Deduction Rider, your scheduled premium must be at least $50.

If your Policy has a Payroll Deduction Rider:

      o     there is no minimum amount of scheduled premiums;

      o on each of your pay dates, scheduled premiums for each Policy you own and, if applicable, each Policy owned by your spouse and minor children, will be deducted from your payroll amount; and

      o if your employer's participation in a Payroll Deduction Program ends or you terminate employment with the employer, we will require scheduled premiums to be paid not more frequently than monthly.

We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. SEE "Federal Tax Considerations". We permit you to pay scheduled premiums, even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See "Insurance Benefits Upon Death of Insured Person."

Changes In Scheduled Premiums. You ordinarily may change the amount or timing of your scheduled premiums at any time. You may skip or reduce scheduled premiums, but the amount of any scheduled premiums you pay must be at least equal to the minimum for your Policy. We will require evidence of insurability for an increase in scheduled premiums when the increase would increase your Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Effect Of Paying Scheduled Premiums. Your failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but instead on whether on each Monthly Anniversary Day, your Account Balance is sufficient to permit the deduction of all charges due on that day. See "Lapse and Reinstatement" below.

Unscheduled Premiums
--------------------------------------------------------------------------------

You ordinarily may pay unscheduled premiums of at least $50 at any time, but you may not pay more than $10,000 in unscheduled premiums during any Policy Year (premiums in addition to the amount of scheduled premiums for that Year). We will require evidence of insurability if the unscheduled premium would increase the Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Limitation on Premiums
--------------------------------------------------------------------------------

We will refuse to accept and will return to you premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code. See "Federal Tax Considerations".

Allocation of Premiums
--------------------------------------------------------------------------------

You may allocate your premium among the Investment Alternatives. The Mid-Cap Equity Index Fund may not be available to Policyowners in all states, due to insurance department regulatory filings.

You may tell us how to allocate your premium by sending us instructions with the premium. If you do not send instructions, or we receive the premium for a Policy with a Payroll Deduction Rider, we will allocate the premium on the basis of your allocation request currently on file at our home office. Your request for allocation must specify the percentage, in any whole percentage from 0% to 100%, of each premium to be allocated to each of the Investment Alternatives.

You may change the allocation instructions for future premiums, at any time. You should periodically review your allocations in light of market conditions and your financial needs. A change in allocation will be effective when we have received it and had the opportunity to act on your request.

Dollar Cost Averaging
--------------------------------------------------------------------------------

We offer a Dollar Cost Averaging program that allows you to authorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Separate Account Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and you must schedule at least 12 transfers. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically end if your Account Balance in the General Account, minus any outstanding Policy Loans, is insufficient to support the next scheduled transfer. You may request termination of participation in the program at any time. We do not charge you a fee for participating in our Dollar Cost Averaging program.

Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle. This effect occurs from investing over a period of time instead of investing only on one day. Your average cost of purchasing Accumulation Units in the Separate Account Funds is reduced to less than the average value of the Units on the same purchase dates, because you are credited with more Units when the Unit values are lower than when Unit values are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

Policy Lapse and Reinstatement
--------------------------------------------------------------------------------

If our deduction of monthly charges when due would result in your Account Balance, minus any outstanding Policy Loans, being less than zero, a 61-day "grace period" will begin. The Policy will remain in effect during the grace period. If the insured person dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction.

We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If we do not receive payment in our Processing Office prior to the expiration of the grace period, the Policy will lapse and have no value.

You can reinstate a lapsed Policy during the insured person's lifetime if all of the following conditions are met:

(a) The Policy lapsed because the grace period ended without the required payment having been made.

(b) The Policy is reinstated within three years of the end of the grace period.

(c)   The Policy has not been surrendered.

(d) We receive from you evidence that the insured person is insurable by our standards.

(e) You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months.

(f)   You pay any insurance charges not paid during the grace period.

(g) We approve the reinstatement in accordance with our established guidelines for reinstatement.

Reinstatement of a lapsed Policy will become effective on the date we approve it. The Account Balance on the effective date of reinstatement will be whatever the premium paid at such time will provide. We base cost of insurance charges subsequent to a reinstatement upon the insured person's premium class as of the reinstatement rather than his or her premium class when we initially issued the Policy.

--------------------------------------------------------------------------------
              UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Equity Index Fund of the Investment Company
--------------------------------------------------------------------------------

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index).* The Fund invests primarily in common stocks that are included in the S&P 500 Index.

All America Fund of the Investment Company
--------------------------------------------------------------------------------

The All America Fund seeks to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to provide investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Mid-Cap Equity Index Fund of the Investment Company
--------------------------------------------------------------------------------

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400 Index. The Fund invests primarily in common stocks that are included in the S&P MidCap 400 Index.

Aggressive Equity Fund of the Investment Company
--------------------------------------------------------------------------------

The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

Composite Fund of the Investment Company
--------------------------------------------------------------------------------

The  Composite  Fund  seeks  as  high a  total  rate  of  return,  through  both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

----------
* "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Bond Fund of the Investment Company
--------------------------------------------------------------------------------

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Mid-Term Bond Fund of the Investment Company
--------------------------------------------------------------------------------

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Short-Term Bond Fund of the Investment Company
--------------------------------------------------------------------------------

The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.

Money Market Fund of the Investment Company
--------------------------------------------------------------------------------

The Money Market Fund seeks high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. Government agency insures or guarantees investments by the Separate Account in shares of the Money Market Fund.

Scudder Capital Growth Portfolio
--------------------------------------------------------------------------------


The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index. In choosing stocks, the portfolio manager looks for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.


Scudder Bond Portfolio
--------------------------------------------------------------------------------


The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 20% of its assets in foreign debt securities.

Scudder International Portfolio
--------------------------------------------------------------------------------


The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.


Fidelity VIP Equity-Income Portfolio
--------------------------------------------------------------------------------


The Equity-Income Portfolio seeks reasonable income and also considers the potential for capital appreciation. The Portfolio normally invests at least 80% of its assets in equity securities, primarily in income-producing equity securities, which tends to lead to investments in large market capitalization "value" stocks. The Portfolio also may invest in other types of equity securities and debt securities, including lower-quality debt securities, and may invest in securities of foreign issuers in addition to securities of domestic issuers.

Fidelity VIP Contrafund Portfolio
--------------------------------------------------------------------------------


The Contrafund Portfolio seeks long-term capital appreciation and normally invests primarily in common stocks. The Portfolio invests in the securities of companies whose value its adviser believes is not fully recognized by the public, and it may buy "growth" stocks or "value" stocks or both. The Portfolio's adviser considers each issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions. The Portfolio may invest in securities of foreign issuers in addition to securities of domestic issuers.


Fidelity VIP Asset Manager Portfolio
--------------------------------------------------------------------------------


The Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term and money market instruments. The Portfolio's adviser adjusts allocations among asset classes gradually within the following ranges: 30%-70% in stocks, 20%-60% in bonds, and 0%-50% in short-term/money market instruments. The expected "neutral mix" of assets, which the Portfolio's adviser would expect over the long term, is 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

Calvert Social Balanced Portfolio
--------------------------------------------------------------------------------

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

American Century VP Capital Appreciation
--------------------------------------------------------------------------------

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Policyowners, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Investment Advisers for the Underlying Funds
--------------------------------------------------------------------------------


Mutual of  America  Investment  Corporation:  The  Investment  Company  receives investment advice from Mutual of America Capital Management Corporation (the Adviser), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into a subadvisory agreement with Oak Associates, Ltd. The subadviser provides investment advice for approximately 10% of the All America Fund's assets.

Scudder  Variable Series I: The Scudder Capital Growth,  Bond and  International
Portfolios  receive  investment  advice  from  Deutsche  Investment   Management
Americas Inc.


Fidelity Portfolios: The Equity-Income Portfolio, Contrafund Portfolio and Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company.

Calvert Social Balanced Portfolio: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with Brown Capital Management, Inc. and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

--------------------------------------------------------------------------------
               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

Accumulation Units in Separate Account Funds
--------------------------------------------------------------------------------

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values
--------------------------------------------------------------------------------

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

      o changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

      o Separate Account charges under the Policies, with the annual rates calculated as a daily charge. (See "Charges and Deductions You Will Pay".)

Accumulation Unit Values for Transactions
--------------------------------------------------------------------------------

When you allocate premiums to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

The Accumulation Unit value for a transaction is the Unit value for the Valuation Period during which we receive the premium or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a particular Fund by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

--------------------------------------------------------------------------------
                              OUR GENERAL ACCOUNT
--------------------------------------------------------------------------------

Scope of Prospectus
--------------------------------------------------------------------------------

This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Policies. We have not registered the Policies under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description
--------------------------------------------------------------------------------

Amounts that you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Policyowners allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.


We guarantee that we will credit interest to Policyowners' Account Balances in the General Account at an effective annual yield of at least 3%. In our sole discretion, we may credit a higher rate of interest to Account Balances in the General Account, although we are not obligated to credit interest in excess of a 3% effective annual yield. We compound interest daily on Policyowner Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate. Your initial Policy Specification Pages will show the initial current interest rate, and we will send you notice when we change the current rate. The interest rates may be different for your Account Balance in the General Account representing borrowed and unborrowed amounts under your Policy. See "Access to Your Account Balance -- Policy Loans".


You may refer to the Appendix to this Prospectus for additional information about our General Account's operations.

Transfers and Withdrawals
--------------------------------------------------------------------------------

You may transfer any portion of your Account Balance to or from the General Account and may withdraw any portion of your Account Balance from the General Account, except that you may not withdraw from the General Account the amount of any Policy Loans you have outstanding. See "Your Right to Transfer Among Investment Alternatives" and "Policy Loans" under "Access to Your Account Balance" below. We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

--------------------------------------------------------------------------------
                         ACCESS TO YOUR ACCOUNT BALANCE
--------------------------------------------------------------------------------

You may obtain all or part of your Account Balance by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. We currently do not impose any transfer or withdrawal charges. You also may transfer all or any part of your Account Balance among the available Investment Alternatives. If the insured person has a terminal illness, you may be eligible to obtain an Accelerated Benefit payment, as described below. Certain of these transactions may have tax consequences, and some transactions may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" below.

Surrender of Policy
--------------------------------------------------------------------------------

You may surrender your Policy and obtain the Surrender Proceeds at any time prior to the Maturity Date. Surrender Proceeds equal your Account Balance minus any Policy Loans you have outstanding at the time of surrender. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office, and the insured person must be alive on the surrender date. We will calculate the Surrender Proceeds as of the Valid Transaction Date of the surrender, and all insurance benefits under your Policy will then cease.

Partial Withdrawals of Account Balance
--------------------------------------------------------------------------------

You may withdraw any portion of your Account Balance (before the death of the insured person). A partial withdrawal must be in an amount of at least $500, may not reduce the Account Balance to less than $100, and cannot exceed the Account Balance minus any Policy Loans. We reserve the right to limit the number of partial withdrawals in one Policy Year, although we do not currently impose a limit.

A partial withdrawal will affect both your Account Balance and the amount of your Basic Death Benefit.

      o If you have a Face Amount Plan, we will reduce both your Account Balance and your Face Amount by the amount of any withdrawal, and we will send you revised Policy Specification Pages reflecting the Face Amount decrease. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. We will not permit a partial withdrawal that would reduce the Face Amount below the minimum for the Policy.

      o If you have a Face Amount Plus Plan, we will reduce your Account Balance by the amount of the withdrawal.

Your Right to Transfer Among Investment Alternatives
--------------------------------------------------------------------------------

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future. See "Where to Contact Us and Give Us Instructions" below.

How to Tell Us an Amount for Transfers or Partial Withdrawals
--------------------------------------------------------------------------------

To tell us the amount of your Account Balance to transfer or withdraw, you may specify to us:

      o     the dollar amount to be taken from each Investment Alternative,

      o for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

      o the percentage of your Account Balance in a particular Investment Alternative to be Transferred or Withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. You should use the form we provide to give us instructions. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

Policy Loans
--------------------------------------------------------------------------------

You may request a Policy Loan only on your Account Balance in the General Account. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest at a rate equal to the interest you pay on the Policy Loan minus 2%.

We will grant you a Policy Loan if you meet all of the following conditions.

      o     We receive at our Processing Office your Written Request for a loan.

      o The amount of the requested loan is 95% or less of your Account Balance in the General Account minus any existing Policy Loans you have.

      o     The amount of the requested loan is at least $500.

      o     The sole security for the loan will be the Policy.

      o     You have assigned the Policy to us in a form acceptable to us.

      o     Your Policy is in effect.

The interest rate on a Policy Loan will be the maximum interest rate that we can charge under applicable law, and the rate will change from time to time. The maximum interest rate is the greater of:

      o     our guaranteed rate of interest (3% per annum) plus 1% per year, or

      o the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined. The Published Monthly Average is the Term Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto or, if that Moody's average is no longer published, a substantially similar average, as established by insurance regulation in the jurisdiction in which the Policy is delivered.

A new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

      o We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.

      o We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.

      o We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

We will notify you, and any assignee on our records:

      o at the time you take a Policy Loan, of the initial rate of interest on that loan, and

      o at least 28 days before an interest rate increase, of the terms of that increase.

We will include in each notice the substance of the Policy provisions permitting an adjustable maximum interest rate, and we will specify the frequency of interest rate determinations, as permitted by law.

Interest on Policy Loans accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month. Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding.

If your Policy Loans exceed your Account Balance on any Monthly Anniversary Day, the grace period provisions of your Policy will apply. We will notify you of the minimum payment you will have to make to prevent the Policy from lapsing at the end of the grace period. SEE "How to Purchase a Policy and Pay Premiums -- Policy Lapse and Reinstatement". Depending on the percentage of your Account Balance that you request as a Policy Loan, by taking a Loan you will increase the possibility of lapsing the Policy and incurring adverse tax consequences. See "Federal Tax Considerations -- Tax Treatment of Policy Benefits and Access of Account Balance".

We will not terminate your Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, or in other words if the Policy Loans exceed your Account Balance only because we increased the interest rate due on Policy Loans. We will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no interest rate change during that Policy Year.

You can repay Policy Loans in part or in full at any time if the insured person is living and your Policy is in effect. If you do not repay a Policy Loan, we will deduct the Policy Loan from your Surrender Proceeds or Maturity Proceeds or from the Death Proceeds we pay to your beneficiary(ies).

Accelerated Benefit for Terminal Illness
--------------------------------------------------------------------------------

You may be eligible, under the terms of your Policy or a rider to your Policy, to receive a lump-sum Accelerated Benefit, when the insured person is determined to have a terminal illness (a state of health where the insured person's life expectancy is 12 months or less). We will deduct a fee when we pay the Accelerated Benefit. See "Charges and Deductions You Will Pay -- Accelerated Benefit Fee".

The amount of the Accelerated Benefit will be the lesser of:

      o     $200,000, or

      o the present value (discounted for a one-year period) of 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated.

The interest rate we use in discounting the Accelerated Benefit will not be more than the greater of:

      o the current yield on 90-day U.S. treasury bills on the Valid Transaction Date, or

      o     the then-current maximum rate of interest on Policy Loans.

For the Accelerated Benefit to be payable, the following requirements must be met.

(a)   We must receive at our Processing Office:

      o     the Policy or, if applicable, the Accelerated Benefit rider;

      o     your Written Request for payment of the Accelerated Benefit;

      o the Written Consent of all irrevocable beneficiaries, if any, under the Policy; and

      o evidence satisfactory to us of the insured person's terminal illness.

(b) The Policy must be in force on the date of your request and must not have been assigned, other than to us as security for a Policy Loan.

(c) The insured person's terminal illness must not be a consequence of intentionally self-inflicted injuries.

If the insured person dies before we pay a requested Accelerated Benefit, we will instead pay the Death Proceeds to the beneficiary in accordance with the Policy.

The required evidence of terminal illness may include, but is not limited to:

(a)   a certification of state of health by a licensed physician who:

      o     has examined the insured person,

      o     is qualified to provide that certification, and

      o is neither the Policyowner, the insured person, nor a family member of either; and

(b) a second opinion or examination by a physician we designate, which will be at our expense.

After we make an Accelerated Benefit payment, your Policy will continue in force, but amounts otherwise payable under the Policy and any riders to it will be reduced.

      o The amounts will decrease by the percentage of the Death Proceeds "accelerated" under the Accelerated Benefit. We calculate the percentage by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date. We reduce the Policy's Face Amount, Account Balance, Policy Loans and any Proceeds payable after the Accelerated Benefit payment by that percentage.

      o We will base subsequent premiums and cost of insurance charges under the Policy on the Account Balance and Face Amount that are in effect after the payment of the Accelerated Benefit.

Maturity Benefit
--------------------------------------------------------------------------------

The Maturity Date for a Policy occurs when the insured person attains the age of
100. If on the Maturity Date the insured person is living and the Policy is still in effect, the Maturity Proceeds become payable. The Maturity Proceeds are equal to your Account Balance, minus any Policy Loans and unpaid monthly deductions.

We will pay Maturity Proceeds in one lump sum, unless you have selected an optional payment plan for the Proceeds. A lump sum payment will include interest from the Maturity Date to the date of payment.

The minimum amount of each payment under any optional payment plan is $100. Once we have begun making payments under any of these optional payment plans, the payment plan may not be changed.

The payment plans available for Maturity Proceeds are the same as those available for Death Proceeds. See "Insurance Benefits Upon Death of Insured Person -- Payment Options".

When We May Postpone Payments
--------------------------------------------------------------------------------

We will pay any amounts due from the Separate Account for a partial withdrawal, death benefit or surrender and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

      o The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

      o The Commission by order permits postponement for the protection of Policyowners; or

      o An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

--------------------------------------------------------------------------------
                 INSURANCE BENEFITS UPON DEATH OF INSURED PERSON
--------------------------------------------------------------------------------

Death Proceeds
--------------------------------------------------------------------------------

When we receive due proof of the death of the insured person (while the Policy is in effect), the Death Proceeds become payable to the beneficiary. We calculate the Death Proceeds as of the date of the insured person's death. The beneficiary(ies) should provide us with written proof of death as soon as is reasonably possible.

The Death Proceeds under a Policy are equal to:

      o the Basic Death Benefit, plus any insurance benefits payable under any riders to the Policy, minus

      o the sum of any Policy Loans and unpaid monthly deductions before the death of the insured person.

Basic Death Benefit
--------------------------------------------------------------------------------

Your Policy has as its Basic Death Benefit plan either a Face Amount Plan or a Face Amount Plus Plan. See "Basic Death Benefit Plan" under "How to Purchase a Policy and Pay Premiums".

The Face Amount Plan provides a fixed death benefit, because the Basic Death Benefit is the Face Amount (unless the Corridor Percentage applies). The Face Amount Plus Plan provides a variable death benefit, because your Account Balance, which is a factor in the amount of the death proceeds due, will vary.

Under the Face Amount Plan, the Basic Death Benefit will be the greater of

      o the Policy's Face Amount on the date of the insured person's death, or

      o the Policy's Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of

      o the Face Amount on the date of the insured person's death plus the Account Balance on that date, or

      o the Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Corridor Percentages
--------------------------------------------------------------------------------

Corridor Percentages are based upon the age of the insured person at the date of death. The purpose of the Corridor Percentages is to ensure that a Policy will qualify as life insurance under the Code, at the time the insured person dies.

The Corridor Percentages require us to provide a death benefit that is greater than the Account Balance, or in other words to maintain an amount for which we are "at risk", until the insured person reaches age 95. The percentages shown below reflect requirements under the Code, and we reserve the right to change them if the Code is revised.

                           CORRIDOR PERCENTAGE CHART

  Attained     Corridor      Attained     Corridor        Attained     Corridor
    Age       Percentage        Age      Percentage          Age      Percentage
  --------    ----------     --------    ----------       --------    ----------


   0-40          250%           54          157%             68          117%

     41          243            55          150              69          116
     42          236            56          146              70          115

     43          229            57          142              71          113

     44          222            58          138              72          111

     45          215            59          134              73          109

     46          209            60          130              74          107

     47          203            61          128           75 to 90       105

     48          197            62          126              91          104

     49          191            63          124              92          103

     50          185            64          122              93          102

     51          178            65          120              94          101

     52          171            66          119          95 or older     100

     53          164            67          118

Payment Options
--------------------------------------------------------------------------------

We will pay Death Proceeds in one lump sum, unless you selected an optional payment plan for the Proceeds or the beneficiary selects an optional payment plan. A lump sum payment will include interest from the date of death to the date of payment, at the rate of interest we are then crediting for amounts under the Interest Payments plan described below.

You may choose an optional payment plan for all or any part of Death Benefit Proceeds that will become payable under your Policy, and you may modify your selection from time to time, when the insured person is living. The minimum amount of each payment under any optional payment plan is $100.

If you change a beneficiary, your previous selection of an optional payment plan will no longer be in effect unless you make a Written Request that it continue. You must send a choice or change of optional payment plan in writing to our Processing Office.

Once the Proceeds are applied under any of the optional plans, the payments are not affected by the investment experience of any Separate Account Fund. In addition, the beneficiary may not change the form of payment plan once we have begun making payments.

The optional payment plans available under the Policy are:

Interest Payments Plan. We hold the Proceeds and pay interest to the payee at an effective rate of at least 3% compounded yearly. We will pay the principal amount to the payee after the term of years specified when the Interest Payment plan is elected.

Life Payments Plan. We make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person for whom we have been provided written proof of the date of birth. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining guaranteed payments for the minimum period at an effective rate of 3% compounded yearly. We will pay the discounted amount in one lump sum to the payee's estate, unless otherwise provided.

Payments for a Fixed Period Plan. We make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments include interest at an effective rate of at least 3% compounded yearly. We may credit an effective annual rate of interest of more than 3%, and to the extent and for the period we do so, the payments will be greater.

Payments of a Fixed Amount Plan. We make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We credit the unpaid balance with interest at an effective rate of at least 3% compounded yearly. The final payment under this option is any balance equal to or less than one fixed amount payment.

We also have a Specified Payments Option available, which allows you to designate a fixed amount (at least $100) to withdraw each month.

--------------------------------------------------------------------------------
                       CHARGES AND DEDUCTIONS YOU WILL PAY
--------------------------------------------------------------------------------

Cost of Insurance Charges
--------------------------------------------------------------------------------

On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. The amount we deduct is equal to:

      o     the amount for which we are "at risk",  which is the Policy's  Basic
            Death  Benefit   minus  the  Account   Balance  as  of  the  Monthly
            Anniversary Day, divided by $1,000, times

      o the cost per $1,000 of insurance coverage for the insured person, also called the "cost of insurance rate". The rate will be no greater than permitted under the 1980 Commissioners Standard Ordinary mortality table for the insured person's premium class.

Cost of insurance rates will vary according to the insured person's age and premium class, and may vary by gender, meaning whether the insured person is male or female.

      o If your Policy does not have a Payroll Deduction Rider, the rates vary according to the insured person's gender.

      o If your Policy has a Payroll Deduction Rider or if applicable state law requires unisex rates for any Policy, cost of insurance rates are unisex, meaning that the same rates apply for male and female insured persons of the same age and rating classification.

Unisex rates are more favorable to males than gender based rates, and gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies with a Payroll Deduction Rider also are unisex.

We separately calculate cost of insurance for the amount at risk under a Policy's initial Face Amount and for the additional amount at risk under each increase in the Face Amount. For the initial Face Amount, we use the premium class on the Issue Date. For any increase in Face Amount, we use the premium class in effect at the time of that increase.

We determine cost of insurance rates based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We have the right to adjust our cost of insurance rates from time to time. Any adjustments we make will be on a uniform basis. If the insured person's premium class is standard, the rates we use will never be greater than the guaranteed cost of insurance rates shown in your Policy Specification Pages.

We deduct cost of insurance charges from your Account Balance, if any, in our General Account. If you do not have sufficient Account Balance allocated to the General Account, we will deduct the charges from your Account Balance allocated to one or more of the Separate Account Funds. We look to the Funds in the following order:

      (a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund, (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager Fund, (h) Calvert Social Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund, (k) Investment Company Equity Index Fund, (l) Investment Company Mid-Cap Equity Index Fund, (m) Fidelity VIP II Contra Fund, (n) Investment Company Aggressive Equity

      Fund, (o) Scudder Capital Growth Fund, (p) Scudder International Fund, and
      (q) American Century VP Capital Appreciation Fund.

Administrative Charges
--------------------------------------------------------------------------------

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses.

      o For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses.

      o For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

      o We make an additional deduction for administrative expenses, on each Monthly Anniversary Day, from your Account Balance. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1.00% if your Account Balance for the month is less than $2,400, and we waive the charge if your Account Balance is under $300. We deduct the administrative expense charge from your Account Balance in the same manner as described above for cost of insurance charges.

      o We reserve the right to increase our administrative charges if the revenues from these charges are insufficient to cover our costs of administering the Policies. In no event will we increase the .40% charge to more than an annual rate of .65% or the $2.00 per month charge to more than $10 per month.

Mortality and Expense Risks Charges
--------------------------------------------------------------------------------

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for mortality and expense risks we assume under the Policies. The mortality risk charge, at an annual rate of 0.35%, compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. The expense risk charge, at an annual rate of 0.15%, compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

Supplemental Insurance Benefits Fee
--------------------------------------------------------------------------------

We deduct the cost of any supplemental benefits you may have from your Account Balance on each Monthly Anniversary Day. The current monthly cost per thousand of coverage for the accidental death benefit rider is $.10. The total monthly cost per $1,000 of coverage for all covered children under a children's term rider currently is $.60. The maximum insurance coverage per child currently is $5,000. See "How to Purchase a Policy and Pay Premiums -- Supplemental Insurance Benefits".

Accelerated Benefit Fee
--------------------------------------------------------------------------------

We deduct a one-time administrative fee from the Accelerated Benefit when we pay the Accelerated Benefit. The amount of the Accelerated Benefit fee is $250 "(or a lesser amount when required by your state). See "Access to Your Account Balance -- Accelerated Benefit for Terminal Illness".

Premium and Other Taxes
--------------------------------------------------------------------------------

We currently do not deduct state premium taxes from your premium payments. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Separate Account Funds. Currently, most state premium taxes range from 2% to 4%. See "Federal Tax Considerations".

Changes in Policy Cost Factors
--------------------------------------------------------------------------------

From time to time we may make adjustments in policy cost factors, which include interest credited on amounts in our General Account, cost of insurance deductions and administrative charges. We base adjustments upon changes in our expectations for our investment earnings, mortality of insured persons, persistency (how long Policies stay in effect), expenses, and taxes. We make any adjustments "by class", meaning that all Policies within the same class will have the same adjustment.

We determine changes in policy cost factors for a Policy in accordance with procedures and standards on file with the insurance regulator of the jurisdiction in which we delivered the Policy. We review policy cost factors for in-force Policies once every five Policy Years, or whenever we change the premiums or factors for comparable new Policies. We will never make a change in the guaranteed cost of insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy that would be unfavorable to you.

Fees and Expenses of Underlying Funds
--------------------------------------------------------------------------------

Each Separate Account Fund purchases shares of an Underlying Fund at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are attached to this Prospectus.

--------------------------------------------------------------------------------
                  WHERE TO CONTACT US AND GIVE US INSTRUCTIONS
--------------------------------------------------------------------------------

Contacting Mutual of America
--------------------------------------------------------------------------------

You should send in writing all notices, requests and elections required or permitted under the Policies, except that you may give certain instructions by telephone, as described below.

You can check the address for your Regional Office by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com, and you can check for the appropriate Processing Office by calling our 800 number.

Requests by Telephone
--------------------------------------------------------------------------------

You may make requests by telephone for transfers of Account Balance among Investment Alternatives (except for transfers into the Scudder International
Fund), withdrawals of Account Balance, Policy Loans, or to change the Investment Alternatives to which we will allocate your future Premiums. On any Valuation Day, we will consider requests by telephone that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone requests. We automatically send a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll free number or follow the instructions on our web site.

We reserve the right to suspend or terminate at any time the right of Policyowners to request transfers or reallocations by telephone. We also reserve the right not to accept, or to revoke, powers of attorney or other trading authorizations granted by any Policyowner to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent telephone transactions, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number, tape record all telephone transactions and provide written confirmation of transactions.

Market Timing Restrictions
--------------------------------------------------------------------------------


The purpose of our Policies is to provide long-term insurance protection. Our Policies are not intended to provide Policyowners with a means to engage in market timing through transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.


Transfers into the Scudder International Fund by Mail Only. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than our other Funds. Accordingly, we have adopted a special administrative rule for transfers into the Scudder International Fund, effective May 1, 2002. You must send in writing, by regular mail, to our Financial Transactions Processing Center in Boca Raton, Florida, all requests for transfers into the Scudder International Fund. We will not accept orders for transfers of your Account Balance to the Scudder International Fund placed via our toll free 800 number, nor will we accept such transfer orders made in writing and delivered by hand or express delivery service to our Home Office in New York, New York or our Financial Transaction Processing Center. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into the Scudder International Fund only in writing sent by regular mail to our Processing Center. You may continue to place orders for transfers out of the Scudder International Fund either in writing or by calling our 800 number.

We reserve the right to modify or terminate the administrative rule for transfers to the Scudder International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Policyowners who in our view are repeatedly engaging in short-term trading through transfers of their Account Balances.

Where You Should Direct Requests
--------------------------------------------------------------------------------

You may make requests for allocation changes or transfers of Account Balance by calling 1-800-468-3785 or by writing to our Processing Center, except that you may not use the telephone for transfers into the Scudder International Fund. You should send requests for transfers into the Scudder International Fund in writing, by regular mail, to our Processing Center. For withdrawals and Policy Loans, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal or loan request to our 800 number or in writing to our Processing Center.

The address for our Processing Center is:

                    Mutual of America Life Insurance Company
                     Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW
                              Boca Raton, FL 33487

You should use our forms to submit written requests to us.

--------------------------------------------------------------------------------
             ABOUT MUTUAL OF AMERICA AND OUR SEPARATE ACCOUNT NO. 3
--------------------------------------------------------------------------------

Mutual of America
--------------------------------------------------------------------------------

We are a mutual life insurance company organized under the laws of the State of New York. We are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022. The Insurance Company was incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company.


We sell individual and group life insurance and annuities, including variable accumulation annuity contracts and variable life insurance policies. We also provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of corporate, charitable, religious, educational and government organizations and their employees. We invest the assets we derives from our business as permitted under applicable state law. As of December 31, 2001, we had total assets, on a consolidated basis, of approximately $10.4 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and also are registered as an investment adviser under the Investment Advisers Act of 1940.


Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

The Separate Account
--------------------------------------------------------------------------------

We established the Separate Account under a resolution of our Board of Directors adopted on June 25, 1998. The Separate Account is registered with the Securities and Exchange Commission (Commission) as a unit investment trust under the Investment Company Act of 1940 (1940 Act). The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Policyowners' Account Balances and any other policies funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which we are licensed to do business.

--------------------------------------------------------------------------------
                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice
--------------------------------------------------------------------------------

The description below of the current federal tax status and consequences for Policyowners does not cover every possible situation and is for information purposes only. Tax provisions and regulations may change at any time. The discussion below of Federal tax considerations is based upon our understanding of current Federal income tax laws as they are currently interpreted and is not intended as tax advice. We do not make any guarantee regarding the tax status of any Policy or any transaction involving a Policy.

Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you should consult a qualified tax adviser for detailed information and advice regarding the tax consequences to you of purchasing a Policy or of effecting any transaction under a Policy.

Tax Status of the Policies
--------------------------------------------------------------------------------

Section 7702 of the Code defines "insurance contract" for Federal income tax purposes. The Secretary of the Treasury (the Treasury) is authorized to formulate regulations that implement Section 7702. The Treasury has proposed regulations and issued other interim guidance, but it has not adopted final regulations. Accordingly, guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

We believe that a Policy issued on the basis of a standard premium class should meet the Section 7702 definition of a life insurance contract. Our interpretation is based primarily on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702 issued on July 5, 1991.

For a Policy issued on a substandard basis (in other words, the insured person's premium class indicates a higher than standard mortality risk), there is less guidance as to whether the Policy would meet the Section 7702 definition of life insurance contract. Particularly if the Policyowner pays the full amount of premiums permitted under the Policy, there may be a question as to whether the Policy is a life insurance policy.

If it is  subsequently  determined that a Policy we have issued does not satisfy
Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For this purpose, we reserve the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the Separate Account's investments be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. We believe that the Separate Account meets the diversification requirement, and we will monitor continued compliance with the requirement.

The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. If the Treasury provides additional guidance on this issue, the Policy may need to be modified to comply with that guidance. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits and Access of Account Balance
--------------------------------------------------------------------------------

In General. Proceeds and Account Balance increases should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. You will not be considered to have received the Account Balance, including investment earnings and interest earned, until there is a distribution of Account Balance.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract, discussed below. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, a change of insured person, the payment of an Accelerated Benefit or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary.

When you receive a distribution under the Policy, an important factor in determining whether all or any portion of the distribution is taxable to you is your Investment in the Policy. Your investment in the Policy generally is the amount of premiums or other consideration you have paid for the Policy which you have not previously withdrawn.

Death Benefits. The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Surrender or Lapse of Policy; Maturity Proceeds. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount you receive plus the amount of your outstanding Policy Loans exceeds your total investment in the Policy, the excess will be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

Distributions from a Policy that is Not a Modified Endowment Contract. The general rule is that a distribution from a Policy that is not a Modified Endowment Contract is tax-free to you up to the amount of your investment in the Policy. Any distribution or portion of a distribution that exceeds the investment in the Policy is taxable income to you. In effect, all distributions are treated as first a return to you of your investment in the Policy, prior to the return to you of interest and earnings on your Account Balance.

An exception to this general rule applies if:

      o the Policy's death benefit decreases, or any other change occurs that reduces benefits under the Policy, during the first 15 years after the Policy was issued, and

      o the decrease or change results in a cash distribution to the Policyowner in order for the Policy to continue to comply with the limits defined in Section 7702.

In such a case, the cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from,  or secured by, a Policy that is not a Modified  Endowment  Contract
are  not  treated  as  distributions.   Instead,   such  loans  are  treated  as
indebtedness of the Policyowner.

Characterization as a Modified Endowment Contract. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. A Policy is considered to be a Modified Endowment Contract if it fails the "seven pay test" described below. A Policy that fails the test is treated in effect as an investment contract rather than a life insurance policy when loans or withdrawals are made from the Policy. See "Distributions from a Policy that is a Modified Endowment Contract" below.

The seven pay test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) is greater than the cumulative amount of seven-pay premiums that would have been paid on or before that time. "Seven-pay premiums" are the seven level annual premiums that would be payable if the Policy provided for paid-up future benefits after the payment of those premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Balance at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy's payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

If a premium is credited to your Policy that would cause the Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium, the Policy will become a Modified Endowment Contract. Our notification will provide you with instructions and the time requirements for making the request.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

Distributions from a Policy that is a Modified Endowment Contract. A Policy classified as Modified Endowment Contract is subject to the tax rules below. In effect, all distributions are treated as first a return to you of interest and earnings on your Account Balance, prior to the return to you of your investment in the Policy.

1) All distributions you receive under the Policy, including Surrender Proceeds, partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as taxable ordinary income to you, in an amount up to:

      o     your Account Balance immediately before the distribution, minus

      o     your investment in the Policy at that time.

2) Second, any loans you take from or secure by the Policy are treated as distributions and are taxed as described in 1) above, and past due loan interest that is added to the loan amount is treated as a loan.

3) A 10 percent additional income tax is imposed on the portion of any distribution that is included in your taxable income in accordance with 1) above, unless the distribution or loan

      o     is made when you are age 59 1/2 or older,

      o     is attributable to you becoming disabled, or

      o is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the you and your beneficiary.

All Modified Endowment Contracts that we (or any affiliates of ours) issue to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner's gross income under Section 72(e) of the Code.

Policy Loan Interest
--------------------------------------------------------------------------------

If you are an individual, you may not deduct personal interest paid on any loan under a Policy, in most circumstances. Interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of that taxpayer, or who is financially interested in the business carried on by that taxpayer, will not be tax deductible to the extent the aggregate amount of the loans under Policies covering that individual exceeds $50,000. The deduction of interest on Policy Loans also may be subject to other restrictions under Section 264 of the Code.

Estate Taxes
--------------------------------------------------------------------------------

The Death Proceeds payable under the Policy are includable in the insured person's gross estate for federal estate tax purposes if the Death Proceeds are paid:

      o     to the insured person's estate, or

      o to a beneficiary other than the estate and the insured person either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

Death Proceeds paid to a surviving spouse as beneficiary are not includable in your Federal gross estate because of a 100% estate tax marital deduction. In addition, Death Proceeds paid to a tax-exempt charity may not be taxable in your estate because of the allowance of an estate tax charitable deduction. When Death Proceeds are paid to other beneficiaries, whether or not any Federal estate tax is payable on that amount depends on a variety of factors, including the size of the gross estate. There is an estate tax credit that is equivalent to an exemption of $675,000 in 2000, which will increase in increments until 2006, when it will reach the equivalent of an exemption of $1 million.

If you are not the insured person, and your death occurs before the death of the insured person, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in your gross estate for Federal estate tax purposes.

--------------------------------------------------------------------------------
             YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Policyowners. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund. If permitted under Federal securities laws, we may instead vote the shares of the Underlying Funds held by our Separate Account in our own discretion.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Policyowners. We will determine the number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions as of the same record date used by the Underlying Fund. Each Policyowner who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

--------------------------------------------------------------------------------
                        USE OF STANDARD & POOR'S INDICES
--------------------------------------------------------------------------------

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), makes no representation or warranty, express or implied, to the Separate Account or the Policyowners regarding the advisability of investing in, or allocating Account Balance to, the Investment Company Equity Index, All America or Mid-Cap Equity Index Funds (together, the Indexed Portfolios) or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 index or the S&P MidCap 400 index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the indexed portfolios, owners of the indexed portfolios, or any other person or entity from the use of the S&P 500 index, the S&P MidCap 400 index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 index, the S&P MidCap 400 index or any data included therein. Without limiting any use of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

--------------------------------------------------------------------------------
                      FUNDING AND OTHER CHANGES WE MAY MAKE
--------------------------------------------------------------------------------

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Policyowners, if required. We may:

      o     create new investment funds of the Separate Account at any time;

      o to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

      o transfer assets we have determined to be associated with the class of contracts to which the Policies belong from one investment fund of the Separate Account to another investment fund;

      o create additional separate accounts or combine any two or more accounts including the Separate Account;

      o transfer assets we have determined to be associated with the class of contracts to which the Policies belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

      o operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

      o     deregister the Separate Account under the 1940 Act; and

      o operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

If our exercise of any of these rights results in a material change to the Investment Alternatives of the Separate Account, we will advise you of the change.

--------------------------------------------------------------------------------
                             ADMINISTRATIVE MATTERS
--------------------------------------------------------------------------------

Notices, Confirmation Statements and Reports to Policyowners
--------------------------------------------------------------------------------

Approximately 20 days before a scheduled premium, we will send you a notice of the amount and due date of that scheduled premium, except that we will not send notices for scheduled premiums payable under a Payroll Deduction Program or if you have authorized withdrawals from your bank or other account to pay scheduled premiums.

Within 30 days after each calendar quarter, we will send you a statement showing your Account Balance, premiums received, charges incurred and information concerning any Policy Loans as of the end of the quarter. We will send you a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units and for any change in allocation instructions. If your Policy has a Payroll Deduction Rider, however, your quarterly statement, which we will send within five business days of quarter-end, will serve as the confirmation statement for your purchase transactions. You must notify us of any error in a statement within 30 days after the date we processed the allocation change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

We also will send to you annual and semi-annual reports for each Underlying Fund, which will include financial statements.

Miscellaneous Policy Provisions
--------------------------------------------------------------------------------

Limit on Right to Contest. We will not contest the insurance coverage under a Policy after it has been in force:

(a) for two years from the Issue Date with respect to the initial amount of insurance coverage;

(b) for two years from the effective date of an increase in the amount of insurance requiring evidence of insurability; and

(c) for two years from the effective date of the reinstatement with respect to any amount of insurance that was reinstated.

If we contest a Face Amount increase or a reinstatement, the contest will be based only on the application for that increase or reinstatement.

Suicide Exclusion. If the insured person commits suicide within two years from the Issue Date, we will not pay the Death Proceeds that would otherwise be payable under a Policy. We will pay no more than (a) the sum of the Account Balance and any insurance charges; minus (b) the sum of any Policy Loans. If there was an increase in the Basic Death Benefit for which we had the right to require (or did require) evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured person commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

Misrepresentation or Misstatement of Age or Sex. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured person is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured person will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

Assignment. You must notify us in writing if you assign your Policy. No assignment will be binding on us until we receive and record it at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

Participation in Divisible Surplus. We are a mutual life insurance company and consequently have no stockholders. Policyowners share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

Distribution of the Policies
--------------------------------------------------------------------------------

We offer the Policies continuously without a sales charge through our employees. These employees receive a salary from us and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are our licensed agents and are duly qualified registered representatives of Mutual of America. Each sales representative will be eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's regional office compared to sales targets we established for the office in that year. Our attainment of overall financial and sales objectives also can affect the payment.

Representatives and certain staff from the top five regional offices will receive a trip to a conference site to attend a sales meeting.

Because the Policies have no sales load, the costs of distribution will necessarily be paid out of our profits, including any profits from the Policies' mortality and expense risks charges. We also serve as principal underwriter for the Mutual of America Investment Corporation and for variable accumulation annuity contracts we offer through our Separate Account No. 2.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

Legal Proceedings
--------------------------------------------------------------------------------

From time to time we may engage in litigation. In our judgment, our current litigation is not of material importance in relation to our total assets. The Separate Account is not a party to any pending legal proceedings.

Legal Matters
--------------------------------------------------------------------------------

Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies. Jones & Blouch L.L.P., Washington, D.C., has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.

Experts
--------------------------------------------------------------------------------

The audited financial statements included in this prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of that firm as experts in giving the report.

Additional Information Available
--------------------------------------------------------------------------------

We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 relating to the offering of Policies described in this Prospectus. This Prospectus does not include all the information contained in that registration statement. You may obtain the omitted information at the principal office of the Securities and Exchange Commission in Washington, D.C. upon payment of their prescribed fee.

--------------------------------------------------------------------------------
                      OUR EXECUTIVE OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

The name and position of each of our executive officers and directors, and his or her principal occupation during the past five years, are set forth below. The business address of each person listed below is 320 Park Avenue, New York, NY 10022 unless otherwise noted.

                                  Positions and Offices                     Principal Occupation
           Name                  with Mutual of America                    During Past Five Years
---------------------------      ----------------------           -----------------------------------------
Officers-Directors:

William J. Flynn                 Chairman of the Board            Chairman of the Board, Mutual of America

Thomas J. Moran                  President, Chief                 President, Chief Executive Officer and
                                 Executive Officer and            Director, Mutual of America
                                 Director

Manfred Altstadt                 Senior Executive Vice            Senior Executive Vice President and Chief
                                 President, Chief                 Financial Officer, Mutual of America;
                                 Financial Officer and            Director since September 1998
                                 Director

Patrick A. Burns                 Senior Executive Vice            Senior Executive Vice President and General
                                 President, General               Counsel, Mutual of America; Director since
                                 Counsel and Director             September 1998

Salvatore R. Curiale             Senior Executive Vice            Senior Executive Vice President, Mutual of
                                 President and Director           America; Director since September 1998

Directors:

Clifford L. Alexander, Jr.       Director                         President, Alexander & Associates, Inc.
Washington, DC

Richard M. Cummins               Director                         Consultant, PricewaterhouseCoopers, LLP
New York, New York

Roselyn P. Epps, MD              Director                         Medical and Public Health Consultant
Bethesda, Maryland

Earle H. Harbison, Jr.           Director                         Chairman, Harbison Corporation
St. Louis, Missouri

Frances R. Hesselbein            Director                         Chairman, The Drucker Foundation
New York, New York

William Kahn                     Director                         Professor, George Warren Brown
St. Louis, Missouri                                               School of Social Work, Washington
                                                                  University

LaSalle D. Leffall, Jr., MD      Director                         Charles R. Drew Professor of Surgery,
Washington, DC                                                    Howard University Hospital


Senator Connie Mack, III         Director                         Senior Policy Adviser, Shaw & Pittman, and
Washington, DC                                                    Chairman, H. Lee Moffitt Cancer Center;
                                                                  previously, United States Senator, State of
                                                                  Florida


Fioravante G. Perrotta           Director                         Partner (Past), Rogers & Wells
New York, New York

General Dennis J. Reimer         Director                         Director, National Memorial Institute for
Oklahoma City, Oklahoma                                           the Prevention of Terrorism

Francis H. Schott                Director                         Senior Vice President and Chief Economist
New York, New York                                                (Past), The Equitable Life Assurance Society

O. Stanley Smith, Jr.            Director                         Chairman and Chief Executive Officer,
Columbia, South Carolina                                          Constan Development Company

                                  Positions and Offices                     Principal Occupation
           Name                  with Mutual of America                    During Past Five Years
---------------------------      ----------------------           -----------------------------------------
Directors: (Continued)

Sheila M. Smythe                 Director                         Executive Vice President of the University
Valhalla, New York                                                and Dean of the Graduate School of Health
                                                                  Sciences, New York Medical College

Elie Wiesel                      Director                         Andrew W. Mellon Professor in the
New York, New York                                                Humanities, Boston University; Founder, The
                                                                  Elie Wiesel Foundation for Humanity

Executive Officers:

Diane M. Aramony                 Executive Vice President,        Executive Vice President, Mutual of America
                                 Corporate Secretary and          since February 2001, and Corporate Secretary
                                 Assistant to the                 and Assistant to the Chairman, Mutual of
                                 Chairman                         America, since September 1998; prior to
                                                                  February 2001, Senior Vice President

William Breneisen                Executive Vice President,        Executive Vice President, Office of
                                 Office of Technology             Technology, Mutual of America

Jeremy J. Brown                  Executive Vice President         Executive Vice President and Chief Actuary,
                                 and Chief Actuary                Mutual of America

William S. Conway                Executive Vice President,        Executive Vice President, Marketing and
                                 Marketing and Corporate          Corporate Communications, Mutual of
                                 Communications                   America, since October 1998; prior thereto,
                                                                  Executive Vice President, Marketing


Thomas E. Gilliam                Executive Vice President         Executive Vice President and Assistant to the
                                 and Assistant to the             President and Chief Executive Officer,
                                 President and Chief              Mutual of America
                                 Executive Officer


John R. Greed                    Executive Vice President         Executive Vice President and Treasurer,
                                 and Treasurer                    Mutual of America

Gregory A. Kleva, Jr.            Executive Vice President         Executive Vice President and Deputy General
                                 and Deputy General               Counsel, Mutual of America
                                 Counsel

George L. Medlin                 Executive Vice President,        Executive Vice President, Internal Audit,
                                 Internal Audit                   Mutual of America, since March 1998; prior
                                                                  thereto, Senior Vice President

Joan Squires                     Executive Vice President,        Executive Vice President, Office of
                                 Office of Technology             Technology, Mutual of America, since
                                                                  February 2001; prior thereto, Senior Vice
                                                                  President, LAN Administration

--------------------------------------------------------------------------------
                     DEFINITIONS WE USE IN THIS PROSPECTUS
--------------------------------------------------------------------------------

Accelerated Benefit -- The portion of the Death Proceeds payable before the death of the insured person when the insured person is determined to have a terminal illness and is expected to live for one year or less.

Account Balance -- The value of a Policyowner's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Policyowner. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance.

Accumulation Unit -- A measure we use to calculate the value of a Policyowner's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Basic Death Benefit -- The primary component of the Death Proceeds payable upon the death of the insured person when the Policy is in effect. The Basic Death Benefit is the greater of:

      o the Face Amount under a Face Amount Policy, or the Face Amount plus the Account Balance under a Face Amount Plus Policy (you select the type of Policy upon purchase), and

      o     the Account Balance times the applicable Corridor Percentage.

beneficiary -- The person(s) you designate in your application or in a change of beneficiary form filed with us to receive the Death Proceeds payable upon the death of the insured person.

Business Day -- Any day the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Code -- The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Corridor Percentage -- A percentage established under the Code, based on the insured person's age. The Corridor Percentage is multiplied by your Account Balance to establish the minimum death benefit amount required for the Policy to be treated as life insurance under the Code.

Death Proceeds -- An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

Face Amount -- The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy. The Face Amount must be at least $25,000, except that the minimum Face Amount is $5,000 for Policies issued with a Payroll Deduction Rider.


Fidelity   Portfolios  --  The  Equity-Income,   Contrafund  and  Asset  Manager
Portfolios of the Variable Insurance Products Funds.


Fund of the Separate Account (or Fund) -- One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests.

General Account -- Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

insured person -- The person on whose life a Policy is issued, or in other words the person whose death will trigger payment of a death benefit under your Policy.

insured person's age -- The insured person's age as of his or her last birthday preceding the Policy Date. The insured person's "attained age" at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

Investment Alternatives -- Our General Account and the Funds of the Separate Account. You may allocate your premiums and transfer your Account Balance among the Investment Alternatives.

Investment Company-- Mutual of America Investment Corporation.

Issue Date -- The date as of which we issued a Policy to you, as shown on the Policy Specification Pages of your Policy.

Maturity Date -- The Policy Anniversary on which the insured person's attained age equals 100.

Monthly Anniversary Day -- The same day each month as the day on which the Policy Date occurred.

Payroll Deduction Program -- A program established by an employer under which it agrees with its participating employees to deduct on each pay date from the employees' salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

Payroll Deduction Rider -- A rider to a Policy issued under a Payroll Deduction Program. If required by your State, we will incorporate the provisions regarding Payroll Deduction into your Policy in lieu of issuing a rider.

Policy Anniversary -- The day each calendar year which is the anniversary of the Policy Date.

Policy Date -- The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

Policy Loan -- The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

Policy Month -- The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

Policyowner -- The person designated on the Policy Specification Pages of your Policy as the owner.

Policy Year -- The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

premium class -- The mortality risk class of the insured person that we used in setting rates for cost of insurance charges.

Proceeds -- The amount we will pay upon (a) surrender of the Policy, (b) the death of the insured person or (c) the Maturity Date, which amount will vary depending on the type of Proceeds being paid.

Processing Office -- The office of Mutual of America shown on the cover page of this Prospectus, or any other location we may announce by advance written notice to Policyowners, a field office we have designated, our toll-free telephone facility or our Financial Transaction Processing Center, depending on the transaction requested.

scheduled premiums-- Premiums in the amount and at the intervals specified in your Policy.

Scudder Portfolios -- The following three portfolios of the Scudder Variable Series I: Capital Growth Portfolio, Bond Portfolio and International Portfolio.

Separate Account -- Mutual of America Separate Account No. 3, a separate account of Mutual of America maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets of the Separate Account are set aside and kept separate from our other assets.

Underlying Funds -- The funds or portfolios that are invested in by the Separate Account Funds.

unscheduled premiums -- Premiums other than scheduled premiums that you are permitted to pay under your Policy.

Valid Transaction Date -- The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the requested transaction. If requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

Valuation Day -- Each day that the New York Stock Exchange is open for business until the close of the New York Stock Exchange that day.

Valuation Period -- A period beginning on the close of business of a Valuation Day and ending on the close of the next Valuation Day.

we, us, our, Mutual of America -- Refer to Mutual of America Life Insurance Company.

Written Request -- A written request on an administrative form provided by us or in a form otherwise acceptable to us.

you, your -- Refer to a Policyowner.

--------------------------------------------------------------------------------
                              POLICY ILLUSTRATIONS
--------------------------------------------------------------------------------

We have prepared the following  tables to help show you how Account  Balance and
Death  Proceeds  under  a  Policy  change  with  investment   performance.   The
illustrations cover:

      o both a Face Amount Plan and a Face Amount Plus Plan, for Face Amounts of $100,000 and $500,000,

      o both gender based cost of insurance rates applicable to standard Policies and unisex cost of insurance rates applicable to Policies with a Payroll Deduction Rider for Face Amounts of $100,000, and

      o both our current cost of insurance rates and our guaranteed cost of insurance rates.

The tables illustrate how Account Balance, which reflects all applicable charges and deductions, and Death Proceeds of a Policy issued on an insured person of a specified age would vary over time if the investment return on the assets of each Underlying Fund was a uniform, after-tax, annual rate of 0%, 6% or 12%. The annual rate is assumed to be gross, or in other words is before fees or expenses incurred by each Underlying Fund, other than transaction expenses such as brokerage commissions. The Account Balance and Death Proceeds would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.


The charges reflected in the tables using current cost of insurance charges include those for monthly deductions for administration ($2 per month) and cost of insurance, and daily charges for mortality and expense risks (0.50% on an annual basis) and administration (0.40%, except that an administration fee of 0.20% is shown for the American Century VP Capital Appreciation Fund and an administrative fee of .30% is shown for the Fidelity VIP and VIP II Funds, because of reimbursement arrangements applicable in 2001).

The charges reflected in the tables using guaranteed cost of insurance charges include maximum monthly deductions for administration ($10 per month) and cost of insurance, daily charges for mortality and expense risks (0.50% on an annual basis) and the maximum administrative fee of 0.65%, except that an administrative fee of 0.45% is shown for the American Century VP Capital Appreciation Fund and an administrative fee of .55% is shown for the Fidelity VIP and VIP II Funds, based on reimbursement arrangements in 2001. (Effective January 1, 2002, the administrative fee for the American Century VP Capital Appreciation Fund became .40%, based on an increase in the reimbursement.)


A simple average of the investment management fees and other expenses of the available Underlying Funds is reflected in all the tables. That average total expense figure is rounded to 0.57%, based upon the 2001 expense ratios of the Underlying Funds. The expenses of the Underlying Funds may fluctuate from year to year, but we have assumed they remain constant for purposes of these tables. The Adviser for the Investment Company voluntarily pays the expenses of each Fund of the Investment Company other than its investment advisory fee and portfolio transaction expenses. If the Investment Company Funds paid all of their expenses, the average total expense figure would be higher and the death benefit and account balance numbers in the illustrations would be lower.

After subtracting the average total expenses for the Underlying Funds and the current expenses of the Separate Account Funds, the gross annual investment returns shown in the illustrations of 0%, 6% and 12% are reduced to -1.44%, 4.56% and 10.56%. After subtracting the average total expenses for the Underlying Funds and maximum expenses for the Separate Account Funds, the gross annual investment returns shown in the illustrations of 0%, 6% and 12% are reduced to -1.69%, 4.31% and 10.31%.

The tables assume that the insured person is a standard risk (non-smoker), that scheduled premiums of the amounts specified in notes following the tables are paid on each Policy Anniversary and that no transfers, partial withdrawals, Policy Loans, changes in Basic Death Benefit plan or changes in Face Amount are made.

The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now. The tables show Account Balances and Death Proceeds using current cost of insurance rates and using the maximum cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables).

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy

Male Issue Age 35                                               Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                   Using Our Current Cost of Insurance Charges
                   -------------------------------------------

                                                             Death Benefit                              Account Balance
                                                 --------------------------------------       --------------------------------------
                                                         Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums              Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                   Return of                                    Return of
           Policy               at 5% Interest   --------------------------------------       --------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%             12%
---------------------------      -----------     --------       --------       --------       --------       --------       --------
1  ........................       $  1,365       $100,000       $100,000       $100,000       $  1,093       $  1,164       $  1,236
2  ........................          2,798        100,000        100,000        100,000          2,162          2,373          2,594
3  ........................          4,303        100,000        100,000        100,000          3,204          3,626          4,085
4  ........................          5,883        100,000        100,000        100,000          4,222          4,927          5,724
5  ........................          7,542        100,000        100,000        100,000          5,215          6,279          7,529
6  ........................          9,285        100,000        100,000        100,000          6,186          7,684          9,517
7  ........................         11,114        100,000        100,000        100,000          7,133          9,145         11,708
8  ........................         13,035        100,000        100,000        100,000          8,058         10,665         14,126
9  ........................         15,051        100,000        100,000        100,000          8,961         12,248         16,795
10  .......................         17,169        100,000        100,000        100,000          9,832         13,887         19,733
11  .......................         19,392        100,000        100,000        100,000         10,651         15,563         22,951
12  .......................         21,727        100,000        100,000        100,000         11,439         17,301         26,502
13  .......................         24,178        100,000        100,000        100,000         12,198         19,104         30,424
14  .......................         26,752        100,000        100,000        100,000         12,917         20,968         34,751
15  .......................         29,455        100,000        100,000        100,000         13,609         22,906         39,539
16  .......................         32,292        100,000        100,000        100,000         14,263         24,913         44,834
17  .......................         35,272        100,000        100,000        100,000         14,860         26,977         50,684
18  .......................         38,401        100,000        100,000        100,000         15,422         29,120         57,169
19  .......................         41,686        100,000        100,000        105,563         15,969         31,365         64,368
20  .......................         45,135        100,000        100,000        113,558         16,501         33,718         72,330
30 (age 65) ...............         90,689        100,000        100,000        260,864         18,329         62,816        213,823
35 (age 70) ...............        123,287        100,000        100,000        412,489         15,166         82,822        355,594
40 (age 75) ...............        164,892        100,000        116,570        627,153          6,472        108,944        586,124

(1)   Assumes  that a premium of $1,300 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The death benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The death benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy

Male Issue Age 35                                               Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                 Using Our Guaranteed Cost of Insurance Charges
                 ----------------------------------------------

                                                             Death Benefit                              Account Balance
                                                 --------------------------------------       --------------------------------------
                                                         Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums              Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                   Return of                                    Return of
           Policy               at 5% Interest   --------------------------------------       --------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%             12%
---------------------------      -----------     --------       --------       --------       --------       --------       --------
1  ........................       $  1,365       $100,000       $100,000       $100,000       $  1,055       $  1,125       $  1,196
2  ........................          2,798        100,000        100,000        100,000          2,073          2,279          2,493
3  ........................          4,303        100,000        100,000        100,000          3,043          3,449          3,889
4  ........................          5,883        100,000        100,000        100,000          3,978          4,649          5,405
5  ........................          7,542        100,000        100,000        100,000          4,869          5,868          7,042
6  ........................          9,285        100,000        100,000        100,000          5,715          7,108          8,811
7  ........................         11,114        100,000        100,000        100,000          6,520          8,370         10,727
8  ........................         13,035        100,000        100,000        100,000          7,272          9,645         12,797
9  ........................         15,051        100,000        100,000        100,000          7,975         10,934         15,056
10  .......................         17,169        100,000        100,000        100,000          8,640         12,250         17,536
11  .......................         19,392        100,000        100,000        100,000          9,258         13,597         20,253
12  .......................         21,727        100,000        100,000        100,000          9,820         14,966         23,224
13  .......................         24,178        100,000        100,000        100,000         10,337         16,371         26,491
14  .......................         26,752        100,000        100,000        100,000         10,802         17,804         30,077
15  .......................         29,455        100,000        100,000        100,000         11,214         19,268         34,024
16  .......................         32,292        100,000        100,000        100,000         11,578         20,765         38,373
17  .......................         35,272        100,000        100,000        100,000         11,884         22,290         43,166
18  .......................         38,401        100,000        100,000        100,000         12,125         23,836         48,453
19  .......................         41,686        100,000        100,000        100,000         12,291         25,397         54,290
20  .......................         45,135        100,000        100,000        100,000         12,382         26,978         60,750
30 (age 65) ...............         90,689        100,000        100,000        212,364          7,454         43,275        174,069
35 (age 70) ...............        123,287              0        100,000        329,698              0         50,917        284,222
40 (age 75) ...............        164,892              0        100,000        492,031              0         56,904        459,842

(1)   Assumes  that a premium of $1,300 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy
                          With Payroll Deduction Rider

Male/Female Issue Age 35                                        Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                   Using Our Current Cost of Insurance Charges
                   -------------------------------------------

                                                             Death Benefit                              Account Balance
                                                 --------------------------------------       --------------------------------------
                                                         Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums              Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                   Return of                                    Return of
           Policy               at 5% Interest   --------------------------------------       --------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%             12%
---------------------------      -----------     --------       --------       --------       --------       --------       --------
1  ........................       $  1,313       $100,000       $100,000       $100,000       $  1,056       $  1,125       $  1,194
2  ........................          2,691        100,000        100,000        100,000          2,088          2,292          2,504
3  ........................          4,138        100,000        100,000        100,000          3,105          3,513          3,954
4  ........................          5,657        100,000        100,000        100,000          4,098          4,779          5,549
5  ........................          7,252        100,000        100,000        100,000          5,066          6,095          7,302
6  ........................          8,928        100,000        100,000        100,000          6,011          7,461          9,233
7  ........................         10,686        100,000        100,000        100,000          6,933          8,882         11,361
8  ........................         12,533        100,000        100,000        100,000          7,833         10,359         13,708
9  ........................         14,472        100,000        100,000        100,000          8,712         11,897         16,298
10  .......................         16,508        100,000        100,000        100,000          9,558         13,487         19,147
11  .......................         18,646        100,000        100,000        100,000         10,362         15,122         22,276
12  .......................         20,891        100,000        100,000        100,000         11,135         16,817         25,726
13  .......................         23,248        100,000        100,000        100,000         11,879         18,574         29,535
14  .......................         25,723        100,000        100,000        100,000         12,584         20,389         33,734
15  .......................         28,322        100,000        100,000        100,000         13,271         22,283         38,387
16  .......................         31,050        100,000        100,000        100,000         13,920         24,244         43,529
17  .......................         33,915        100,000        100,000        100,000         14,511         26,258         49,205
18  .......................         36,924        100,000        100,000        100,000         15,077         28,356         55,499
19  .......................         40,082        100,000        100,000        100,000         15,627         30,552         62,487
20  .......................         43,399        100,000        100,000        110,254         16,163         32,852         70,225
30 (age 65) ...............         87,201        100,000        100,000        253,755         18,308         61,297        207,996
35 (age 70) ...............        118,545        100,000        100,000        401,844         15,733         80,760        346,417
40 (age 75) ...............        158,550        100,000        113,650        611,875          8,288        106,215        571,846

(1)   Assumes  that a premium of $1,250 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy
                          With Payroll Deduction Rider

Male/Female Issue Age 35                                        Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                 Using Our Guaranteed Cost of Insurance Charges
                 ----------------------------------------------

                                                             Death Benefit                              Account Balance
                                                 --------------------------------------       --------------------------------------
                                                         Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums              Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                   Return of                                    Return of
           Policy               at 5% Interest   --------------------------------------       --------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%             12%
---------------------------      -----------     --------       --------       --------       --------       --------       --------
1  ........................       $  1,313       $100,000       $100,000       $100,000       $  1,006       $  1,073       $  1,141
2  ........................          2,691        100,000        100,000        100,000          1,976          2,173          2,378
3  ........................          4,138        100,000        100,000        100,000          2,912          3,300          3,721
4  ........................          5,657        100,000        100,000        100,000          3,801          4,443          5,166
5  ........................          7,252        100,000        100,000        100,000          4,647          5,603          6,725
6  ........................          8,928        100,000        100,000        100,000          5,450          6,782          8,410
7  ........................         10,686        100,000        100,000        100,000          6,212          7,980         10,232
8  ........................         12,533        100,000        100,000        100,000          6,934          9,200         12,208
9  ........................         14,472        100,000        100,000        100,000          7,606         10,431         14,358
10  .......................         16,508        100,000        100,000        100,000          8,241         11,686         16,718
11  .......................         18,646        100,000        100,000        100,000          8,830         12,964         19,301
12  .......................         20,891        100,000        100,000        100,000          9,373         14,271         22,134
13  .......................         23,248        100,000        100,000        100,000          9,873         15,611         25,245
14  .......................         25,723        100,000        100,000        100,000         10,319         16,974         28,659
15  .......................         28,322        100,000        100,000        100,000         10,714         18,364         32,410
16  .......................         31,050        100,000        100,000        100,000         11,058         19,783         36,542
17  .......................         33,915        100,000        100,000        100,000         11,344         21,225         41,091
18  .......................         36,924        100,000        100,000        100,000         11,572         22,692         46,111
19  .......................         40,082        100,000        100,000        100,000         11,735         24,178         51,653
20  .......................         43,399        100,000        100,000        100,000         11,823         25,677         57,780
30 (age 65) ...............         87,201        100,000        100,000        202,760          7,597         41,341        166,196
35 (age 70) ...............        118,545              0        100,000        272,081              0         48,741        272,081
40 (age 75) ...............        158,550              0        100,000        441,346              0         54,596        441,346

(1)   Assumes  that a premium of $1,250 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy

Male Issue Age 35                                               Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                   Using Our Current Cost of Insurance Charges
                   -------------------------------------------

                                                               Death Benefit                              Account Balance
                                                 ----------------------------------------     --------------------------------------
                                                           Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums                Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                    Return of                                    Return of
           Policy               at 5% Interest   ----------------------------------------     --------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%             12%
---------------------------      -----------     ----------     ----------     ----------     --------       ---------      --------
1  ........................      $    2,205      $  101,871     $  101,990     $  102,109     $  1,871       $   1,990      $  2,109
2  ........................           4,520         103,712        104,068        104,439        3,712           4,068         4,439
3  ........................           6,951         105,514        106,228        107,001        5,514           6,228         7,001
4  ........................           9,504         107,278        108,474        109,821        7,278           8,474         9,821
5  ........................          12,184         109,005        110,811        112,927        9,005          10,811        12,927
6  ........................          14,998         110,695        113,241        116,347       10,695          13,241        16,347
7  ........................          17,953         112,349        115,770        120,116       12,349          15,770        20,116
8  ........................          21,056         113,967        118,402        124,271       13,967          18,402        24,271
9  ........................          24,314         115,550        121,142        128,851       15,550          21,142        28,851
10  .......................          27,734         117,086        123,982        133,890       17,086          23,982        33,890
11  .......................          31,326         118,553        126,903        139,411       18,553          26,903        39,411
12  .......................          35,097         119,974        129,932        145,488       19,974          29,932        45,488
13  .......................          39,057         121,352        133,075        152,183       21,352          33,075        52,183
14  .......................          43,215         122,674        136,324        159,546       22,674          36,324        59,546
15  .......................          47,581         123,952        139,696        167,662       23,952          39,696        67,662
16  .......................          52,165         125,177        143,186        176,596       25,177          43,186        76,596
17  .......................          56,978         126,325        146,773        186,411       26,325          46,773        86,411
18  .......................          62,032         127,420        150,487        197,223       27,420          50,487        97,223
19  .......................          67,339         128,488        154,358        209,166       28,488          54,358       109,166
20  .......................          72,910         129,528        158,393        222,356       29,528          58,393       122,356
30 (age 65) ...............         146,498         135,208        205,623        455,305       35,208         105,623       355,305
35 (age 70) ...............         199,156         133,011        232,755        688,298       33,011         132,755       588,298
40 (age 75) ...............         266,364         125,119        259,942      1,065,472       25,119         159,942       965,472

(1)   Assumes  that a premium of $2,100 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy

Male Issue Age 35                                               Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                 Using Our Guaranteed Cost of Insurance Charges
                 ----------------------------------------------

                                                             Death Benefit                              Account Balance
                                                 --------------------------------------       --------------------------------------
                                                         Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums              Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                   Return of                                    Return of
           Policy               at 5% Interest   --------------------------------------       --------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%             12%
---------------------------      -----------     --------       --------       --------       --------       --------       --------
1  ........................       $  2,205       $101,831       $101,949       $102,067       $  1,831       $  1,949       $  2,067
2  ........................          4,520        103,603        103,951        104,313          3,603          3,951          4,313
3  ........................          6,951        105,304        105,994        106,741          5,304          5,994          6,741
4  ........................          9,504        106,948        108,092        109,380          6,948          8,092          9,380
5  ........................         12,184        108,524        110,234        112,237          8,524         10,234         12,237
6  ........................         14,998        110,034        112,425        115,360         10,034         12,425         15,360
7  ........................         17,953        111,481        114,684        118,779         11,481         14,684         18,779
8  ........................         21,056        112,864        117,004        122,512         12,864         17,004         22,512
9  ........................         24,314        114,188        119,387        126,593         14,188         19,387         26,593
10  .......................         27,734        115,466        121,848        131,069         15,466         21,848         31,069
11  .......................         31,326        116,687        124,379        135,968         16,687         24,379         35,968
12  .......................         35,097        117,839        126,970        141,322         17,839         26,970         41,322
13  .......................         39,057        118,936        129,635        147,190         18,936         29,635         47,190
14  .......................         43,215        119,967        132,366        153,612         19,967         32,366         53,612
15  .......................         47,581        120,933        135,166        160,646         20,933         35,166         60,646
16  .......................         52,165        121,835        138,037        168,354         21,835         38,037         68,354
17  .......................         56,978        122,663        140,970        176,793         22,663         40,970         76,793
18  .......................         62,032        123,405        143,957        186,027         23,405         43,957         86,027
19  .......................         67,339        124,052        146,986        196,124         24,052         46,986         96,124
20  .......................         72,910        124,604        150,060        207,174         24,604         50,060        107,174
30 (age 65) ...............        146,498        123,265        181,346        394,798         23,265         81,346        294,798
35 (age 70) ...............        199,156        115,435        194,055        574,624         15,435         94,055        474,624
40 (age 75) ...............        266,364              0        199,449        856,519              0         99,449        756,519

(1)   Assumes  that a premium of $2,100 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy
                          With Payroll Deduction Rider

Male/Female Issue Age 35                                        Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                   Using Our Current Cost of Insurance Charges
                   -------------------------------------------

                                                              Death Benefit                              Account Balance
                                                 ----------------------------------------     --------------------------------------
                                                          Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums               Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                    Return of                                    Return of
           Policy               at 5% Interest   ----------------------------------------     --------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%             12%
---------------------------      -----------     ----------     ----------     ----------     --------       ---------      --------
1  ........................      $    2,100      $  101,786     $  101,899     $  102,013     $  1,786       $   1,899      $  2,013
2  ........................           4,305         103,541        103,881        104,234        3,541           3,881         4,234
3  ........................           6,620         105,271        105,952        106,689        5,271           5,952         6,689
4  ........................           9,051         106,964        108,106        109,391        6,964           8,106         9,391
5  ........................          11,604         108,620        110,345        112,366        8,620          10,345        12,366
6  ........................          14,284         110,241        112,674        115,642       10,241          12,674        15,642
7  ........................          17,098         111,827        115,098        119,252       11,827          15,098        19,252
8  ........................          20,053         113,378        117,619        123,230       13,378          17,619        23,230
9  ........................          23,156         114,894        120,243        127,615       14,894          20,243        27,615
10  .......................          26,414         116,365        122,963        132,438       16,365          22,963        32,438
11  .......................          29,834         117,779        125,769        137,733       17,779          25,769        37,733
12  .......................          33,426         119,149        128,679        143,561       19,149          28,679        43,561
13  .......................          37,197         120,476        131,697        149,979       20,476          31,697        49,979
14  .......................          41,157         121,747        134,815        157,037       21,747          34,815        57,037
15  .......................          45,315         122,988        138,064        164,828       22,988          38,064        64,828
16  .......................          49,681         124,176        141,423        173,404       24,176          41,423        73,404
17  .......................          54,265         125,287        144,875        182,821       25,287          44,875        82,821
18  .......................          59,078         126,359        148,459        193,208       26,359          48,459        93,208
19  .......................          64,132         127,403        152,194        204,679       27,403          52,194       104,679
20  .......................          69,439         128,420        156,088        217,348       28,420          56,088       117,348
30 (age 65) ...............         139,522         134,251        201,934        441,405       34,251         101,934       341,405
35 (age 70) ...............         189,673         132,616        228,694        665,946       32,616         128,694       565,946
40 (age 75) ...............         253,680         125,815        256,071      1,029,907       25,815         156,071       929,907

(1)   Assumes  that a premium of $2,000 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy
                          With Payroll Deduction Rider

Male/Female Issue Age 35                                        Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                 Using Our Guaranteed Cost of Insurance Charges
                 ----------------------------------------------

                                                             Death Benefit                              Account Balance
                                                 --------------------------------------       --------------------------------------
                                                         Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums              Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                   Return of                                    Return of
           Policy               at 5% Interest   --------------------------------------       --------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%             12%
---------------------------      -----------     --------       --------       --------       --------       --------       --------
1  ........................       $  2,100       $101,734       $101,845       $101,957       $  1,734       $  1,845       $  1,957
2  ........................          4,305        103,411        103,741        104,084          3,411          3,741          4,084
3  ........................          6,620        105,031        105,686        106,395          5,031          5,686          6,395
4  ........................          9,051        106,585        107,670        108,893          6,585          7,670          8,893
5  ........................         11,604        108,073        109,695        111,595          8,073          9,695         11,595
6  ........................         14,284        109,498        111,762        114,542          9,498         11,762         14,542
7  ........................         17,098        110,862        113,888        117,766         10,862         13,888         17,766
8  ........................         20,053        112,170        116,082        121,297         12,170         16,082         21,297
9  ........................         23,156        113,419        118,333        125,155         13,419         18,333         25,155
10  .......................         26,414        114,623        120,657        129,385         14,623         20,657         29,385
11  .......................         29,834        115,772        123,044        134,013         15,772         23,044         34,013
12  .......................         33,426        116,865        125,497        139,080         16,865         25,497         39,080
13  .......................         37,197        117,904        128,020        144,632         17,904         28,020         44,632
14  .......................         41,157        118,878        130,601        150,706         18,878         30,601         50,706
15  .......................         45,315        119,788        133,245        157,355         19,788         33,245         57,355
16  .......................         49,681        120,635        135,954        164,639         20,635         35,954         64,639
17  .......................         54,265        121,408        138,718        172,610         21,408         38,718         72,610
18  .......................         59,078        122,109        141,540        181,340         22,109         41,540         81,340
19  .......................         64,132        122,727        144,409        190,895         22,727         44,409         90,895
20  .......................         69,439        123,251        147,317        201,345         23,251         47,317        101,345
30 (age 65) ...............        139,522        122,447        177,467        379,495         22,447         77,467        279,495
35 (age 70) ...............        189,673        115,593        190,287        550,776         15,593         90,287        450,776
40 (age 75) ...............        253,680        101,446        196,948        820,017          1,446         96,948        720,017

(1)   Assumes  that a premium of $2,000 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy

Male Issue Age 35                                               Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                   Using Our Current Cost of Insurance Charges
                   -------------------------------------------

                                                              Death Benefit                              Account Balance
                                                 ----------------------------------------     --------------------------------------
                                                          Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums               Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                    Return of                                    Return of
           Policy               at 5% Interest   ----------------------------------------     --------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%            12%
---------------------------      -----------     ---------      ---------      ----------     ---------      ---------    ----------
1  ........................       $  10,763      $ 500,000      $ 500,000      $  500,000     $   8,735      $   9,306    $    9,878
2  ........................          22,063        500,000        500,000         500,000        17,251         18,943        20,705
3  ........................          33,929        500,000        500,000         500,000        25,613         28,991        32,652
4  ........................          46,388        500,000        500,000         500,000        33,713         39,360        45,728
5  ........................          59,470        500,000        500,000         500,000        41,615         50,128        60,122
6  ........................          73,206        500,000        500,000         500,000        49,325         61,321        75,987
7  ........................          87,628        500,000        500,000         500,000        56,743         72,859        93,388
8  ........................         102,772        500,000        500,000         500,000        63,931         84,822       112,561
9  ........................         118,673        500,000        500,000         500,000        71,049         97,392       133,862
10  .......................         135,370        500,000        500,000         500,000        78,049        110,549       157,480
11  .......................         152,901        500,000        500,000         500,000        84,833        124,234       183,597
12  .......................         171,308        500,000        500,000         500,000        91,311        138,395       212,435
13  .......................         190,636        500,000        500,000         500,000        97,542        153,115       244,369
14  .......................         210,930        500,000        500,000         500,000       103,487        168,398       279,752
15  .......................         232,239        500,000        500,000         500,000       109,107        184,252       318,992
16  .......................         254,614        500,000        500,000         500,000       114,414        200,733       362,592
17  .......................         278,107        500,000        500,000         526,123       119,326        217,827       411,034
18  .......................         302,775        500,000        500,000         585,289       123,899        235,635       464,515
19  .......................         328,676        500,000        500,000         649,107       128,098        254,197       523,473
20 (age 65) ...............         355,872        500,000        500,000         717,920       131,845        273,536       588,459
25 (age 70) ...............         513,663        500,000        500,000       1,191,399       143,148        385,056     1,027,068
30 (age 75) ...............         715,048        500,000        568,318       1,864,143       136,688        531,138     1,742,189

(1) Assumes that a premium of $10,250 is paid at the beginning of each Policy Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy

Male Issue Age 35                                               Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                 Using Our Guaranteed Cost of Insurance Charges
                 ----------------------------------------------

                                                              Death Benefit                              Account Balance
                                                -----------------------------------------     --------------------------------------
                                                          Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums               Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                    Return of                                    Return of
           Policy               at 5% Interest  -----------------------------------------     --------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%            12%
---------------------------      -----------    ---------      ---------       ----------     --------       ---------    ----------
1  ........................      $  10,763      $ 500,000      $ 500,000       $  500,000     $  7,709       $   8,246    $    8,783
2  ........................         22,063        500,000        500,000          500,000       15,064          16,621        18,246
3  ........................         33,929        500,000        500,000          500,000       22,157          25,224        28,555
4  ........................         46,388        500,000        500,000          500,000       28,945          34,017        39,755
5  ........................         59,470        500,000        500,000          500,000       35,437          43,019        51,955
6  ........................         73,206        500,000        500,000          500,000       41,642          52,250        65,279
7  ........................         87,628        500,000        500,000          500,000       47,516          61,675        79,810
8  ........................        102,772        500,000        500,000          500,000       53,015          71,262        95,648
9  ........................        118,673        500,000        500,000          500,000       58,098          80,984       112,916
10  .......................        135,370        500,000        500,000          500,000       62,777          90,864       131,806
11  .......................        152,901        500,000        500,000          500,000       67,011         100,877       152,490
12  .......................        171,308        500,000        500,000          500,000       70,759         111,003       175,176
13  .......................        190,636        500,000        500,000          500,000       74,083         121,317       200,187
14  .......................        210,930        500,000        500,000          500,000       76,890         131,758       227,777
15  .......................        232,239        500,000        500,000          500,000       79,188         142,361       258,321
16  .......................        254,614        500,000        500,000          500,000       80,884         153,074       292,195
17  .......................        278,107        500,000        500,000          500,000       81,933         163,895       329,884
18  .......................        302,775        500,000        500,000          500,000       82,287         174,823       371,968
19  .......................        328,676        500,000        500,000          500,000       81,796         185,786       419,035
20 (age 65) ...............        355,872        500,000        500,000          574,503       80,405         196,794       470,904
25 (age 70) ...............        513,663        500,000        500,000          945,419       56,616         252,765       815,016
30 (age 75) ...............        715,048              0        500,000        1,458,996            0         309,839     1,363,548

(1) Assumes that a premium of $10,250 is paid at the beginning of each Policy Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown. o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy

Male Issue Age 35                                               Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                   Using Our Current Cost of Insurance Charges
                   -------------------------------------------

                                                             Death Benefit                              Account Balance
                                                ----------------------------------------     ---------------------------------------
                                                         Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums              Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                   Return of                                    Return of
           Policy               at 5% Interest  ----------------------------------------     ---------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%           12%
---------------------------      -----------    ---------      ----------     ----------     ---------      ---------     ----------
1  ........................      $   16,380     $ 513,982      $  514,873     $  515,764     $  13,982      $  14,873     $   15,764
2  ........................          33,579       527,644         530,301        533,067        27,644         30,301         33,067
3  ........................          51,638       541,050         546,371        552,132        41,050         46,371         52,132
4  ........................          70,600       554,084         562,990        573,022        54,084         62,990         73,022
5  ........................          90,510       566,811         580,243        595,990        66,811         80,243         95,990
6  ........................         111,415       579,236         598,161        621,257        79,236         98,161        121,257
7  ........................         133,366       591,244         616,649        648,939        91,244        116,649        148,939
8  ........................         156,414       602,900         635,796        679,354       102,900        135,796        179,354
9  ........................         180,615       614,389         655,816        712,980       114,389        155,816        212,980
10  .......................         206,026       625,653         676,688        750,094       125,653        176,688        250,094
11  .......................         232,707       636,575         698,327        790,938       136,575        198,327        290,938
12  .......................         260,723       647,043         720,645        835,777       147,043        220,645        335,777
13  .......................         290,139       657,122         743,736        885,098       157,122        243,736        385,098
14  .......................         321,026       666,758         767,571        939,310       166,758        267,571        439,310
15  .......................         353,457       675,899         792,125        998,867       175,899        292,125        498,867
16  .......................         387,510       684,550         817,430      1,064,333       184,550        317,430        564,333
17  .......................         423,265       692,601         843,397      1,136,205       192,601        343,397        636,205
18  .......................         460,808       700,119         870,117      1,215,223       200,119        370,117        715,223
19  .......................         500,229       707,052         897,564      1,302,078       207,052        397,564        802,078
20 (age 65) ...............         541,620       713,290         925,649      1,397,472       213,290        425,649        897,472
25 (age 70) ...............         781,770       733,107       1,075,279      2,036,090       233,107        575,279      1,536,090
30 (age 75) ...............       1,088,268       727,339       1,234,477      3,059,122       227,339        734,477      2,559,122

(1) Assumes that a premium of $15,600 is paid at the beginning of each Policy Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy

Male Issue Age 35                                               Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                 Using Our Guaranteed Cost of Insurance Charges
                 ----------------------------------------------

                                                             Death Benefit                              Account Balance
                                                ----------------------------------------     ---------------------------------------
                                                         Assuming Hypothetical                        Assuming Hypothetical
                                  Premiums              Gross Annual Investment                      Gross Annual Investment
           End of                Accumulated                   Return of                                    Return of
           Policy               at 5% Interest  ----------------------------------------     ---------------------------------------
            Year                 Per Year(1)        0%             6%             12%            0%             6%            12%
---------------------------      -----------    ---------      ---------      ----------     ---------      ---------     ----------
1  ........................      $   16,380     $ 512,899      $ 513,755      $  514,613     $  12,899      $  13,755     $   14,613
-                                ----------
2  ........................          33,579       523,342        527,858         530,479        25,342         27,858         30,479
3  ........................          51,638       537,397        542,384         547,792        37,397         42,384         47,792
4  ........................          70,600       549,010        557,291         566,636        49,010         57,291         66,636
5  ........................          90,510       560,189        572,595         587,170        60,189         72,595         87,170
6  ........................         111,415       570,941        588,312         609,567        70,941         88,312        109,567
7  ........................         133,366       581,214        604,400         633,957        81,214        104,400        133,957
8  ........................         156,414       590,957        620,814         660,482        90,957        120,814        160,482
9  ........................         180,615       600,119        637,504         689,299       100,119        137,504        189,299
10  .......................         206,026       608,710        654,485         720,644       108,710        154,485        220,644
11  .......................         232,707       616,681        671,706         754,713       116,681        171,706        254,713
12  .......................         260,723       623,981        689,117         791,726       123,981        189,117        291,726
13  .......................         290,139       630,683        706,787         832,048       130,683        206,787        332,048
14  .......................         321,026       636,677        724,605         875,895       136,677        224,605        375,895
15  .......................         353,457       641,975        742,577         923,629       141,975        242,577        423,629
16  .......................         387,510       646,470        760,587         975,524       146,470        260,587        475,524
17  .......................         423,265       650,116        778,575       1,031,948       150,116        278,575        531,948
18  .......................         460,808       652,869        796,479       1,093,302       152,869        296,479        593,302
19  .......................         500,229       654,564        814,110       1,159,906       154,564        314,110        659,906
20 (age 65) ...............         541,620       655,161        831,397       1,232,238       155,161        331,397        732,238
25 (age 70) ...............         781,770       639,375        908,915       1,699,258       139,375        408,915      1,199,258
30 (age 75) ...............       1,088,268       580,049        953,143       2,402,960        80,049        453,143      1,902,960

(1) Assumes that a premium of $15,600 is paid at the beginning of each Policy Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s). Financial statements of the Separate Account for 2001 are included as follows:


Mutual of America Separate Account No. 3


                                                                            Page
                                                                            ----


     Statement of Assets and Liabilities .................................    53

     Statement of Operations .............................................    55

     Statements of Changes in Net Assets .................................    57

     Financial Highlights ................................................    60

     Notes to Financial Statements .......................................    62

     Report of Independent Public Accounts ...............................    64


Below are the consolidated financial statements of Mutual of America for the year ended December 31, 2001. You should consider these financial statements as bearing upon the ability of Mutual of America to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Separate Account Funds.


Mutual of America Life Insurance Company


                                                                            Page
                                                                            ----


     Report of Independent Public Accountants ............................    65

     Consolidated Statements of Financial Condition ......................    66

     Consolidated Statements of Operations and Surplus ...................    67

     Consolidated Statements of Cash Flows ...............................    68

     Notes to Consolidated Financial Statements ..........................    69

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2001

                                                                                        Investment Company
                                                                --------------------------------------------------------------------
                                                                 Money           All          Equity         Mid-Cap
                                                                 Market        America        Index       Equity Index       Bond
                                                                  Fund          Fund           Fund           Fund           Fund
                                                                ---------     ---------      ---------      ---------      ---------
ASSETS:
Investments in Mutual of America Investment
Corporation at market value
  (Cost:
  Money Market Fund -- $11,830
  All America Fund -- $1,362,526
  Equity Index Fund -- $844,451
  Mid-Cap Equity Index Fund -- $359,953
  Bond Fund -- $44,751)
  (Notes 1 and 2) .........................................     $  11,460     $ 882,696      $ 633,703      $ 345,312      $  43,285
Due From (To) Mutual of America General Account ...........             9        (8,865)        (5,316)        (1,913)         1,329
                                                                ---------     ---------      ---------      ---------      ---------

NET ASSETS ................................................     $  11,469     $ 873,831      $ 628,387      $ 343,399      $  44,614
                                                                =========     =========      =========      =========      =========

UNIT VALUE AT DECEMBER 31, 2001 ...........................     $    2.28     $    7.74      $    2.67      $    1.25      $    3.57
                                                                =========     =========      =========      =========      =========

NUMBER OF UNITS OUTSTANDING AT
  DECEMBER 31, 2001 .......................................         5,020       112,867        234,984        273,759         12,500
                                                                =========     =========      =========      =========      =========

                                                                                             Investment Company
                                                                       -------------------------------------------------------------
                                                                                                                         Aggressive-
                                                                       Short-Term       Mid-Term         Composite         Equity
                                                                       Bond Fund        Bond Fund          Fund             Fund
                                                                       ----------       ---------        ---------       -----------
ASSETS:
Investments in Mutual of America Investment
Corporation at market value
  (Cost:
  Short-Term Bond Fund -- $4,645
  Mid-Term Bond Fund -- $8,459
  Composite Fund -- $227,360
  Aggressive Equity Fund -- $686,152
  (Notes 1 and 2) .............................................        $   4,612        $   8,673        $ 168,825        $ 508,921
Due From (To) Mutual of America General Account ...............               40                9              623          (12,072)
                                                                       ---------        ---------        ---------        ---------
NET ASSETS ....................................................        $   4,652        $   8,682        $ 169,448        $ 496,849
                                                                       =========        =========        =========        =========
UNIT VALUE AT DECEMBER 31, 2001 ...............................        $    1.46        $    1.51        $    4.87        $    2.47
                                                                       =========        =========        =========        =========
NUMBER OF UNITS OUTSTANDING AT
   DECEMBER 31, 2001 ..........................................            3,195            5,767           34,793          200,960
                                                                       =========        =========        =========        =========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2001

                                                                                                                         American
                                                                                          Scudder                         Century
                                                                        ---------------------------------------------   ------------
                                                                                          Capital                        VP Capital
                                                                          Bond            Growth        International   Appreciation
                                                                          Fund             Fund             Fund            Fund
                                                                        ---------        ---------      -------------   ------------
ASSETS:
Investments in Scudder Portfolios and American
Century VP Capital Appreciation Fund at
market value (Cost:
  Scudder Bond Fund -- $12,977
  Scudder Capital Growth Fund -- $1,229,278
  Scudder International Fund -- $300,366
  American Century VP Capital Appreciation
    Fund -- $229,342)
  (Notes 1 and 2) ...............................................       $  13,346        $ 848,346        $ 170,321       $ 129,574
Due From (To) Mutual of America General Account .................            (113)            (383)             590            (819)
                                                                        ---------        ---------        ---------       ---------
NET ASSETS ......................................................       $  13,233        $ 847,963        $ 170,911       $ 128,755
                                                                        =========        =========        =========       =========
UNIT VALUE AT DECEMBER 31, 2001 .................................       $   14.60        $   34.34        $   13.72       $   13.44
                                                                        =========        =========        =========       =========
NUMBER OF UNITS OUTSTANDING AT
   DECEMBER 31, 2001 ............................................             906           24,693           12,459           9,580
                                                                        =========        =========        =========       =========

                                                                         Calvert                          Fidelity
                                                                         --------       --------------------------------------------
                                                                          Social            VIP            VIP II          VIP II
                                                                         Balanced       Equity-Income      Contra      Asset Manager
                                                                           Fund             Fund            Fund            Fund
                                                                         --------         --------        --------        --------
ASSETS:
Investments in Calvert Social Balanced Portfolio
and Fidelity Portfolios at market value (Cost:
  Calvert Social  Balanced Fund -- $80,634
  VIP  Equity-Income  Fund -- $257,262
  VIP II Contra Fund -- $695,774
  VIP II Asset Manager Fund -- $181,470)
  (Notes 1 and 2) .................................................      $ 68,395         $243,107        $590,628        $173,782
Due From (To) Mutual of America General Account ...................          (448)             198             158              81
                                                                         --------         --------        --------        --------
NET ASSETS ........................................................      $ 67,947         $243,305        $590,786        $173,863
                                                                         ========         ========        ========        ========
UNIT VALUE AT DECEMBER 31, 2001 ...................................      $   2.98         $  32.63        $  25.88        $  23.91
                                                                         ========         ========        ========        ========
NUMBER OF UNITS OUTSTANDING AT
   DECEMBER 31, 2001 ..............................................        22,799            7,456          22,828           7,270
                                                                         ========         ========        ========        ========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2001

                                                                                           Investment Company
                                                                    ----------------------------------------------------------------
                                                                                                                           Mid-Cap
                                                                    Money Market    All America       Equity Index      Equity Index
                                                                       Fund             Fund              Fund              Fund
                                                                    ------------    -----------       ------------      ------------
INVESTMENT INCOME AND EXPENSES:
Income (Note 1):
   Dividend Income ..........................................        $     599        $   3,612         $  20,970         $   7,959
                                                                     ---------        ---------         ---------         ---------
Expenses (Note 3):
   Fees and administrative expenses .........................              422           12,229             7,619             2,875
                                                                     ---------        ---------         ---------         ---------
NET INVESTMENT INCOME (LOSS) ................................              177           (8,617)           13,351             5,084
                                                                     ---------        ---------         ---------         ---------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 1):
   Net realized gain (loss) on investments ..................              145         (127,019)          (18,048)           (1,567)
   Net unrealized appreciation
     (depreciation) of investments ..........................               33          (84,267)          (85,087)           (4,663)
                                                                     ---------        ---------         ---------         ---------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS ...............................              178         (211,286)         (103,135)           (6,230)
                                                                     ---------        ---------         ---------         ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................................        $     355        $(219,903)        $ (89,784)        $  (1,146)
                                                                     =========        =========         =========         =========

                                                                                        Investment Company
                                                             ----------------------------------------------------------------------
                                                                                                                         Aggressive
                                                               Bond         Short-Term      Mid-Term      Composite        Equity
                                                               Fund         Bond Fund      Bond Fund        Fund            Fund
                                                             ---------      ---------      ---------      ---------      ----------
INVESTMENT INCOME AND EXPENSES:
Income (Note 1):
   Dividend Income ....................................      $   3,860      $     240      $     282      $  12,855       $   2,608
                                                             ---------      ---------      ---------      ---------       ---------
Expenses (Note 3):
   Fees and administrative expenses ...................          2,114            143            230          6,975           6,304
                                                             ---------      ---------      ---------      ---------       ---------
NET INVESTMENT INCOME (LOSS) ..........................          1,746             97             52          5,880          (3,696)
                                                             ---------      ---------      ---------      ---------       ---------

NET REALIZED AND UNREALIZED
         GAIN (LOSS) ON INVESTMENTS (Note 1):
   Net realized gain (loss) on investments ............          5,042            344            429       (141,751)        (70,817)
   Net unrealized appreciation
     (depreciation) of investments ....................          1,652            210            564         59,093          (8,638)
                                                             ---------      ---------      ---------      ---------       ---------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS .........................          6,694            554            993        (82,658)        (79,455)
                                                             ---------      ---------      ---------      ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................      $   8,440      $     651      $   1,045      $ (76,778)      $ (83,151)
                                                             =========      =========      =========      =========       =========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2001

                                                                                                                         American
                                                                                      Scudder                             Century
                                                                     ----------------------------------------------     ------------
                                                                                       Capital                           VP Capital
                                                                       Bond            Growth         International     Appreciation
                                                                       Fund             Fund              Fund              Fund
                                                                     ---------        ---------       -------------     ------------
INVESTMENT INCOME AND EXPENSES:
Income (Note 1):
   Dividend Income ..........................................        $     422        $ 115,296         $  44,182         $  52,834
                                                                     ---------        ---------         ---------         ---------
Expenses (Note 3):
   Fees and administrative expenses .........................              314            6,987             2,097             1,393
                                                                     ---------        ---------         ---------         ---------
NET INVESTMENT INCOME (LOSS) ................................              108          108,309            42,085            51,441
                                                                     ---------        ---------         ---------         ---------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 1):
   Net realized gain (loss) on investments ..................                7          (30,057)          (29,658)           (7,201)
   Net unrealized appreciation
     (depreciation) of investments ..........................               96         (282,145)          (99,608)          (95,007)
                                                                     ---------        ---------         ---------         ---------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS ...............................              103         (312,202)         (129,266)         (102,208)
                                                                     ---------        ---------         ---------         ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................................        $     211        $(203,893)        $ (87,181)        $ (50,767)
                                                                     =========        =========         =========         =========

                                                                   Calvert                            Fidelity
                                                                   --------       --------------------------------------------------
                                                                   Social              VIP             VIP II             VIP II
                                                                   Balanced       Equity-Income        Contra          Asset Manager
                                                                    Fund              Fund              Fund               Fund
                                                                   --------       -------------       --------         -------------
INVESTMENT INCOME AND EXPENSES:
Income (Note 1):
   Dividends Income ........................................       $  3,841          $ 14,211          $ 18,484          $  4,324
                                                                   --------          --------          --------          --------
Expenses (Note 3):
   Fees and administrative expenses ........................          1,020             4,456             5,970             2,207
                                                                   --------          --------          --------          --------
NET INVESTMENT INCOME (LOSS) ...............................          2,821             9,755            12,514             2,117
                                                                   --------          --------          --------          --------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 1):
   Net realized gain (loss) on investments .................           (382)             (713)           (5,076)             (929)
   Net unrealized appreciation
     (depreciation) of investments .........................         (7,829)          (25,221)          (84,779)           (6,085)
                                                                   --------          --------          --------          --------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS ..............................         (8,211)          (25,934)          (89,855)           (7,014)
                                                                   --------          --------          --------          --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............................       $ (5,390)         $(16,179)         $(77,341)         $ (4,897)
                                                                   ========          ========          ========          ========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                       STATEMENTS OF CHANGES IN NET ASSETS
                        For the Years Ended December 31,

                                                                          Investment Company
                                        --------------------------------------------------------------------------------------
                                            Money Market Fund              All America Fund              Equity Index Fund
                                        --------------------------    --------------------------    --------------------------
                                           2001           2000*          2001           2000*          2001           2000*
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss) .....   $       177    $       698    $    (8,617)   $   239,290    $    13,351    $    57,646
   Net realized gain (loss) on
     investments ....................           145              9       (127,019)        (3,365)       (18,048)          (431)
   Net Unrealized appreciation
     (depreciation) of
     investments ....................            33           (403)       (84,267)      (395,563)       (85,087)      (125,661)
                                        -----------    -----------    -----------    -----------    -----------    -----------
Net Increase (Decrease) in net
   assets resulting from
   operations .......................           355            304       (219,903)      (159,638)       (89,784)       (68,446)
                                        -----------    -----------    -----------    -----------    -----------    -----------
From Unit Transactions:
   Contributions ....................         5,018          3,342        236,309        156,312        177,043        119,384
   Withdrawals ......................            (3)        (4,211)       (11,941)       (10,424)       (21,140)       (11,679)
   Net Transfers ....................       (12,251)        18,915       (222,823)     1,105,939        (78,570)       601,579
                                        -----------    -----------    -----------    -----------    -----------    -----------
Net Increase (Decrease) from unit
   transactions .....................        (7,236)        18,046          1,545      1,251,827         77,333        709,284
                                        -----------    -----------    -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS        (6,881)        18,350       (218,358)     1,092,189        (12,451)       640,838
NET ASSETS:
Beginning of Period/Year ............        18,350             --      1,092,189             --        640,838             --
                                        -----------    -----------    -----------    -----------    -----------    -----------
End of Period/Year ..................   $    11,469    $    18,350    $   873,831    $ 1,092,189    $   628,387    $   640,838
                                        ===========    ===========    ===========    ===========    ===========    ===========

                                                                                  Investment Company
                                                    -------------------------------------------------------------------------------
                                                        Mid-Cap Equity
                                                          Index Fund                   Bond Fund                Short-Term Fund
                                                    -----------------------     -----------------------     -----------------------
                                                      2001          2000*         2001          2000*         2001          2000*
                                                    ---------     ---------     ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss) ................    $   5,084     $  14,301     $   1,746     $   7,857     $      97     $     587
   Net realized gain (loss) on
     investments ...............................       (1,567)           (4)        5,042            57           344             1
   Net Unrealized appreciation
     (depreciation) of
     investments ...............................       (4,663)       (9,978)        1,652        (3,118)          210          (243)
                                                    ---------     ---------     ---------     ---------     ---------     ---------
Net Increase (Decrease) in net
    assets resulting from
    operations .................................       (1,146)        4,319         8,440         4,796           651           345
                                                    ---------     ---------     ---------     ---------     ---------     ---------
From Unit Transactions:
   Contributions ...............................       68,513        22,421        16,147        10,495         1,433           837
   Withdrawals .................................           --            --            --          (685)           --            --
   Net Transfers ...............................       20,322       228,970       (10,213)       15,634        (1,505)        2,891
                                                    ---------     ---------     ---------     ---------     ---------     ---------
Net Increase (Decrease) from unit
   transactions ................................       88,835       251,391         5,934        25,444           (72)        3,728
                                                    ---------     ---------     ---------     ---------     ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS ..........       87,689       255,710        14,374        30,240           579         4,073
NET ASSETS:
Beginning of Period/Year .......................      255,710            --        30,240            --         4,073            --
                                                    ---------     ---------     ---------     ---------     ---------     ---------
End of Period/Year .............................    $ 343,399     $ 255,710     $  44,614     $  30,240     $   4,652     $   4,073
                                                    =========     =========     =========     =========     =========     =========

----------
*     Commenced operations April 3, 2000.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                      STATEMENTS OF CHANGES IN NET ASSETS
                        For the Years Ended December 31,

                                                                                  Investment Company
                                                    -------------------------------------------------------------------------------
                                                       Mid-Term Bond Fund           Composite Fund          Aggressive Equity Fund
                                                    -----------------------     -----------------------     -----------------------
                                                      2001          2000*         2001          2000*         2001          2000*
                                                    ---------     ---------     ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss) ................    $      52     $     555     $   5,880     $  97,352     $  (3,696)    $ 121,592
   Net realized gain (loss) on
     investments ...............................          429             2      (141,751)       (3,813)      (70,817)       (1,293)
   Net Unrealized appreciation
     (depreciation) of investments .............          564          (350)       59,093      (117,628)       (8,638)     (168,593)
                                                    ---------     ---------     ---------     ---------     ---------     ---------
Net Increase (Decrease) in net
   assets resulting from
   operations ..................................        1,045           207       (76,778)      (24,089)      (83,151)      (48,294)
                                                    ---------     ---------     ---------     ---------     ---------     ---------
From Unit Transactions:
   Contributions ...............................        4,103         1,908        74,637        65,033       116,320        54,903
   Withdrawals .................................           --            --       (14,972)         (895)      (11,657)      (16,516)
   Net Transfers ...............................         (874)        2,293         6,769       139,743        (8,348)      493,592
                                                    ---------     ---------     ---------     ---------     ---------     ---------
Net Increase (Decrease) from unit
   transactions ................................        3,229         4,201        66,434       203,881        96,315       531,979
                                                    ---------     ---------     ---------     ---------     ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS ..........        4,274         4,408       (10,344)      179,792        13,164       483,685
NET ASSETS:
Beginning of Period/Year .......................        4,408            --       179,792            --       483,685            --
                                                    ---------     ---------     ---------     ---------     ---------     ---------
End of Period/Year .............................    $   8,682     $   4,408     $ 169,448     $ 179,792     $ 496,849     $ 483,685
                                                    =========     =========     =========     =========     =========     =========

                                                                                     Scudder
                                              -------------------------------------------------------------------------------------
                                                      Bond Fund                Capital Growth Fund           International Fund
                                              -------------------------    --------------------------    --------------------------
                                                 2001          2000*          2001           2000*          2001           2000*
                                              -----------   -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss) ...........   $       108   $      (167)   $   108,309    $    (4,876)   $    42,085    $    (1,206)
   Net realized gain (loss) on
     investments ..........................             7            --        (30,057)          (355)       (29,658)          (512)
   Net Unrealized appreciation
     (depreciation) of investments ........            96           273       (282,145)       (98,787)       (99,608)       (30,437)
                                              -----------   -----------    -----------    -----------    -----------    -----------
Net Increase (Decrease) in net
   assets resulting from
   operations .............................           211           106       (203,893)      (104,018)       (87,181)       (32,155)
                                              -----------   -----------    -----------    -----------    -----------    -----------
From Unit Transactions:
   Contributions ..........................         4,889         3,221        156,260        100,245         43,350         27,780
   Withdrawals ............................            --            --        (15,139)        (4,461)        (6,838)        (6,674)
   Net Transfers ..........................           755         4,051        (33,481)       952,450         (4,394)       237,023
                                              -----------   -----------    -----------    -----------    -----------    -----------
Net Increase (Decrease) from unit
   transactions ...........................         5,644         7,272        107,640      1,048,234         32,118        258,129
                                              -----------   -----------    -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS .....         5,855         7,378        (96,253)       944,216        (55,063)       225,974
NET ASSETS:
Beginning of Period/Year ..................         7,378            --        944,216             --        225,974             --
                                              -----------   -----------    -----------    -----------    -----------    -----------
End of Period/Year ........................   $    13,233   $     7,378    $   847,963    $   944,216    $   170,911    $   225,974
                                              ===========   ===========    ===========    ===========    ===========    ===========

----------
*     Commenced operations April 3, 2000.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                      STATEMENTS OF CHANGES IN NET ASSETS
                        For the Years Ended December 31,

                                                                            American Century                      Calvert
                                                                      ----------------------------       --------------------------
                                                                      VP Capital Appreciation Fund          Social Balanced Fund
                                                                      ----------------------------       --------------------------
                                                                         2001             2000*            2001             2000*
                                                                      ----------        ----------       ---------        ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income .......................................       $  51,441        $    (815)       $   2,821        $   2,186
   Net realized gain (loss) on investments .....................          (7,201)             117             (382)              26
   Net Unrealized appreciation (depreciation)
     of investments ............................................         (95,007)          (4,761)          (7,829)          (4,410)
                                                                       ---------        ---------        ---------        ---------
Net Increase (Decrease) in net assets
   resulting from operations ...................................         (50,767)          (5,459)          (5,390)          (2,198)
                                                                       ---------        ---------        ---------        ---------
From Unit Transactions:
   Contributions ...............................................          29,154           13,358           31,474           15,657
   Withdrawals .................................................          (2,052)          (2,168)          (1,345)          (5,563)
   Net Transfers ...............................................         (15,565)         162,254          (13,191)          48,503
                                                                       ---------        ---------        ---------        ---------
Net Increase (Decrease) from unit transactions .................          11,537          173,444           16,938           58,597
                                                                       ---------        ---------        ---------        ---------
NET INCREASE (DECREASE) IN NET ASSETS ..........................         (39,230)         167,985           11,548           56,399
NET ASSETS:
Beginning of Period/Year .......................................         167,985               --           56,399               --
                                                                       ---------        ---------        ---------        ---------
End of Period/Year .............................................       $ 128,755        $ 167,985        $  67,947        $  56,399
                                                                       =========        =========        =========        =========

                                                                                       Fidelity
                                                    -------------------------------------------------------------------------------
                                                             VIP                        VIP II                       VIP III
                                                      Equity-Income Fund              Contra Fund              Asset Manager Fund
                                                    -----------------------     -----------------------     -----------------------
                                                      2001          2000*         2001          2000*         2001          2000*
                                                    ---------     ---------     ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss) ................    $   9,755     $  (2,519)    $  12,514     $  (3,132)    $   2,117     $    (959)
   Net realized gain (loss) on
     investments ...............................         (713)           10        (5,076)          (54)         (929)          (52)
   Net Unrealized appreciation
     (depreciation) of investments .............      (25,221)       11,066       (84,779)      (20,366)       (6,085)       (1,603)
                                                    ---------     ---------     ---------     ---------     ---------     ---------
Net Increase (Decrease) in net
   assets resulting from
   operations ..................................      (16,179)        8,557       (77,341)      (23,552)       (4,897)       (2,614)
                                                    ---------     ---------     ---------     ---------     ---------     ---------
From Unit Transactions:
   Contributions ...............................       84,184        55,321       153,766        93,980       132,102        20,097
   Withdrawals .................................       (9,999)       (8,217)       (9,098)       (9,910)       (8,671)       (1,608)
   Net Transfers ...............................      (38,115)      167,753       (42,979)      505,920       (20,811)       60,265
                                                    ---------     ---------     ---------     ---------     ---------     ---------
Net Increase (Decrease) from unit
   transactions ................................       36,070       214,857       101,689       589,990       102,620        78,754
                                                    ---------     ---------     ---------     ---------     ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS ..........       19,891       223,414        24,348       566,438        97,723        76,140
NET ASSETS:
Beginning of Period/Year .......................      223,414            --       566,438            --        76,140            --
                                                    ---------     ---------     ---------     ---------     ---------     ---------
End of Period/Year .............................    $ 243,305     $ 223,414     $ 590,786     $ 566,438     $ 173,863     $  76,140
                                                    =========     =========     =========     =========     =========     =========

----------
*     Commenced operations April 3, 2000.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                              FINANCIAL HIGHLIGHTS
                            Year Ended December 31,

      Pursuant to the provisions of a recent AICPA Audit and Accounting Guide for Investment Companies ("Guide"), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements. The Guide requires the data be presented for fiscal years beginning after December 15, 2000. Consequently, the financial highlights section which follows limits the required disclosures to the year 2001. Data shown for the preceding year representing the period from April 3, 2000 (commencement of operations) to December 31, 2000 was previously disclosed in the "Notes to Financial Statements -- Financial Highlights" following the financial statements.

                                                                       Investment Company
                             ------------------------------------------------------------------------------------------------------
                                                                                                  Mid-Cap
                                Money Market        All America          Equity Index          Equity Index             Bond
SELECTED PER UNIT AND        -----------------  -------------------   -------------------   -------------------   -----------------
SUPPLEMENTARY DATA:            2001      2000*    2001       2000*      2001       2000*      2001       2000*     2001       2000*
                             --------   ------  --------   --------   --------   --------   --------   --------   -------    ------
Unit value,
  beginning of
  year ...................   $   2.22   $ 2.13  $   9.46   $  10.97   $   3.07   $   3.48   $   1.28   $   1.25   $  3.31    $ 3.17
                             ========   ======  ========   ========   ========   ========   ========   ========   =======    ======
Unit value,
  end of year ............   $   2.28   $ 2.22  $   7.74   $   9.46   $   2.67   $   3.07   $   1.25   $   1.28   $  3.57    $ 3.31
                             ========   ======  ========   ========   ========   ========   ========   ========   =======    ======
Units outstanding,
  beginning
  of year (1) ............      8,275            115,511               208,558               199,856                9,131
Units Issued (1) .........      2,474             44,187                88,695                99,881                8,286
Units Redeemed (1) .......     (5,729)           (46,831)              (62,169)              (25,978)              (4,917)
                             --------           --------              --------              --------              -------
Units Outstanding,
  end of year ............      5,020    8,275   112,867    115,511    234,984    208,558    273,759    199,856    12,500     9,131
                             ========   ======  ========   ========   ========   ========   ========   ========   =======    ======
Net Assets (1) ...........   $ 11,469           $873,831              $628,387              $343,399              $44,614
                             ========           ========              ========              ========              =======
Expense Ratio
  (A) (1) ................       0.90%              0.90%                 0.90%                 0.90%                0.90%
                             ========           ========              ========              ========              =======
Investment Income
  Ratio (B) (1) ..........        3.8%               0.4%                  3.4%                  2.7%                10.2%
                             ========           ========              ========              ========              =======
Total Return
  (C) (1) ................        3.0%            -18.1%                -13.0%                 -2.0%                  7.8%
                             ========           ========              ========              ========              =======

                                                            Investment Company
                              ---------------------------------------------------------------------------------
                                 Short-Term          Mid-Term              Composite            Aggressive
                                  Bond Fund          Bond Fund               Fund               Equity Fund
SELECTED PER UNIT AND         ----------------   ------------------   -------------------   -------------------
SUPPLEMENTARY DATA:            2001      2000*     2001       2000*     2001       2000*      2001       2000*
                              -------   ------   -------     ------   --------    -------   --------   --------
Unit value,
  beginning of
  year ...................    $  1.37   $ 1.30   $  1.38     $ 1.34   $   5.52    $  5.80   $   2.79   $   3.20
                              =======   ======   =======     ======   ========    =======   ========   ========
Unit value,
  end of year ............    $  1.46   $ 1.37   $  1.51     $ 1.38   $   4.87    $  5.52   $   2.47   $   2.79
                              =======   ======   =======     ======   ========    =======   ========   ========
Units outstanding,
  beginning
  of year (1) ............      2,979              3,205                32,563               173,281
Units Issued (1) .........      1,947              4,689                22,937                59,555
Units Redeemed (1) .......     (1,722)            (2,127)              (20,723)              (31,876)
                              -------            -------              --------              --------
Units Outstanding,
  end of year ............      3,204    2,979     5,767      3,205     34,777     32,563    200,960    173,281
                              =======   ======   =======     ======   ========    =======   ========   ========
Net Assets (1) ...........    $ 4,652            $ 8,682              $169,448              $496,849
                              =======            =======              ========              ========
Expense Ratio (A) (1) ....       0.90%              0.90%                 0.90%                 0.90%
                              =======            =======              ========              ========
Investment Income
  Ratio (B) (1) ..........        5.5%               4.0%                  7.6%                  0.5%
                              =======            =======              ========              ========
Total Return
  (C) (1) ................        6.5%               9.5%                -11.8%                -11.4%
                              =======            =======              ========              ========

----------
*     Commenced operations April 3, 2000
(1)   Data is presented for fiscal years beginning after December 15, 2000
(A) This ratio represents the annualized contract expenses of the separate account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                        FINANCIAL HIGHLIGHTS (Concluded)

                                                     Scudder                                 American Century          Calvert
                              -----------------------------------------------------------   -------------------   -----------------
                                                                                                 VP Capital
                                  Bond Fund       Capital Growth         International          Appreciation       Social Balanced
SELECTED PER UNIT AND         ----------------  -------------------   -------------------   -------------------   -----------------
SUPPLEMENTARY DATA:            2001      2000*    2001       2000*      2001       2000*      2001       2000*      2001     2000*
                              -------   ------  --------    -------   --------    -------   --------     ------   -------   -------
Unit value,
  beginning of
  year ...................    $ 13.94   $12.97  $  42.97    $ 49.54   $  20.02    $ 25.18   $  18.82     $20.62   $  3.23   $  3.46
                              =======   ======  ========    =======   ========    =======   ========     ======   =======   =======
Unit value,
  end of year ............    $ 14.60   $13.94  $  34.34    $ 42.97   $  13.72    $ 20.02   $  13.44     $18.82   $  2.98   $  3.23
                              =======   ======  ========    =======   ========    =======   ========     ======   =======   =======
Units outstanding,
  beginning
  of year (1) ............        529             21,974                11,288                 8,928               17,452
Units Issued (1) .........        638              4,923                 3,714                 3,198               11,598
Units Redeemed (1) .......       (261)            (2,204)               (2,543)               (2,546)              (6,251)
                              -------           --------              --------              --------              -------
Units Outstanding,
  end of year ............        906      529    24,693     21,974     12,459     11,288      9,580      8,928    22,799    17,452
                              =======   ======  ========    =======   ========    =======   ========     ======   =======   =======
Net Assets (1) ...........    $13,233           $847,963              $170,911              $128,755              $67,947
                              =======           ========              ========              ========              =======
Expense Ratio
  (A) (1) ................       0.90%              0.90%                 0.90%                 0.70%                0.90%
                              =======           ========              ========              ========              =======
Investment Income
  Ratio (B) (1) ..........        3.9%              13.8%                 23.1%                 37.5%                 6.2%
                              =======           ========              ========              ========              =======
Total Return (C) (1) .....        4.8%             -20.1%                -31.5%                -28.6%                -7.8%
                              =======           ========              ========              ========              =======

                                                      Fidelity
                              -----------------------------------------------------------
                                 VIP Equity-          VIP II              VIP II Asset
                                Income Fund         Contra Fund           Manager Fund
SELECTED PER UNIT AND         ----------------   ------------------    ------------------
SUPPLEMENTARY DATA:            2001      2000*    2001       2000*      2001        2000*
                              -------   ------   -------     ------    -------     ------
Unit value,
  beginning of
  year                        $ 34.61   $31.31   $ 29.73     $33.78    $ 25.14     $26.89
                              =======   ======   =======     ======    =======     ======
Unit value,
  end of year                 $ 32.63   $34.61   $ 25.88     $29.73    $ 23.91     $25.14
                              =======   ======   =======     ======    =======     ======
Units outstanding,
  beginning
  of year (1)                   6,455             19,053                 3,029
Units Issued (1)                3,144              9,044                 8,058
Units Redeemed (1)             (2,143)            (5,269)               (3,817)
                             --------           --------              --------
Units Outstanding,
  end of year                   7,456    6,455    22,828     19,053      7,270      3,029
                              =======   ======   =======     ======    =======     ======
Net Assets  (1)              $243,305           $590,786              $173,863
                             ========           ========              ========
Expense Ratio
  (A) (1)                        0.80%              0.80%                 0.80%
                             ========           ========              ========
Investment Income
  Ratio (B) (1)                   6.2%               3.3%                  3.3%
                             ========           ========              ========
Total Return (C) (1)             -5.7%             -12.9%                 -4.9%
                             ========           ========              ========

----------
*     Commenced operations April 3, 2000
(1)   Data is presented for fiscal years beginning after December 15, 2000
(A) This ratio represents the annualized contract expenses of the separate account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

      Separate Account No. 3 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. On that date, the following Mutual of America Separate Account No. 3 funds became available as investment alternatives: Money Market Fund, All America Fund, Equity Index Fund, Mid-Cap Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund, Aggressive Equity Fund, Scudder Bond Fund, Scudder Capital Growth Fund, Scudder International Fund, American Century VP Capital
Appreciation Fund, Calvert Social Balanced Fund, Fidelity Investments Equity-Income, Contrafund and Asset Manager Funds. The Mutual of America Separate Account No. 3 funds invest in a corresponding fund of Mutual of America Investment Corporation ("Investment Company"), portfolios of Scudder Variable Series I ("Scudder"), fund of American Century Variable Portfolios Inc. ("American Century") a corresponding fund of Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"), in the corresponding portfolio of Fidelity Variable Insurance Products Fund ("Fidelity VIP") and in corresponding portfolios of Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") (collectively, "Fidelity").

      Separate Account No. 3 was formed by the Company to support the operations of the Company's variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3's assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

      The  preparation of financial  statements  may require  management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

      The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with accounting principles generally accepted in the United States:

      Investment Valuation -- Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity and are valued at the reported net asset values of the respective funds and portfolios. Such investments are referred to as "Underlying Funds" of Separate Account No. 3.

      Investment Income -- Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 3 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate affect of the dividend paid to the Funds of Separate Account No. 3 has no impact on the respective unit values.

      Investment Transactions -- Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

      Federal Income Taxes -- Separate Account No. 3 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

      The number of shares owned by Separate Account No. 3 and the respective net asset values (rounded to the nearest cent) per share at December 31, 2001 are as follows:

                                                           Number of   Net Asset
                                                            Shares       Value
                                                           ---------   --------
Investment Company Funds:
   Money Market Fund: ...............................         9,655    $    1.19
   All America Fund .................................       422,989         2.09
   Equity Index Fund ................................       314,481         2.02
   Mid-Cap Equity Index Fund ........................       297,002         1.16
   Bond Fund ........................................        33,367         1.30
   Short-Term Bond Fund .............................         4,490         1.03
   Mid-Term Bond Fund ...............................         9,497         0.91
   Composite Fund ...................................       123,619         1.37
   Aggressive Equity Fund ...........................       325,898         1.56
Scudder Portfolios:
   Bond Portfolio ...................................         1,935         6.89
   Capital Growth Portfolio-- Class "A" .............        51,857        16.36
   International Portfolio-- Class "A" ..............        21,160         8.05

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2. INVESTMENTS (CONTINUED)

                                                         Number of     Net Asset
                                                           Shares        Value
                                                         ----------    --------
American Century VP Capital Appreciation Fund ..........    17,279    $    7.50
Calvert Social Balanced Portfolio ......................    38,884         1.76
Fidelity Portfolios:
   Equity-Income -- "Initial" Class ....................    10,687        22.75
   Contrafund -- "Initial" Class .......................    29,342        20.13
   Asset Manager -- "Initial" Class ....................    11,978        14.51

3. EXPENSES

      Administrative Fees and Expenses and Cost of Insurance -- In connection with its administrative functions, the Company deducts daily charges at an annual rate of .40% (except for American Century for which the rate charged is ..20% and each Fidelity fund, for which the rate is .30%) from the value of the net assets of each Fund. Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted. The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly and reflected as net transfers in the accompanying financial statements.

      Mortality and Expense Risk Fees -- The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducts daily, a mortality risk charge, at an annual rate of .35%, from the value of the net assets of each Fund. An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Fund, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

4. TRANSFER OF BUSINESS FROM FORMER AFFILIATE

      During 2000, the Company, upon obtaining approval from affected policyowners, assumed a substantial number of variable universal life insurance policies from a former affiliate. The Company thereby became the issuer of these policies and assumed all of their related assets and obligations.

      Total transfers related to this activity amounted to $4.3 million and are included in Net Transfers on the Statements of Changes in Net Assets for each fund. The amounts transferred for each fund for the year ended December 31, 2000 is as follows:

   Investment Company Money Market Fund .........................     $    9,342
   Investment Company All America Fund ..........................      1,094,007
   Investment Company Equity Index Fund .........................        551,785
   Investment Company Mid-Cap Equity Index Fund .................            933
   Investment Company Bond Fund .................................         26,237
   Investment Company Short-Term Bond Fund ......................          1,191
   Investment Company Mid-Term Bond Fund ........................          2,814
   Investment Company Composite Fund ............................        357,426
   Investment Company Aggressive Equity Fund ....................        338,984
   Scudder Bond Fund ............................................          3,650
   Scudder Capital Growth Fund ..................................        862,704
   Scudder International Fund ...................................        196,641
   American Century VP Capital Appreciation Fund ................        132,510
   Calvert Social Balanced Fund .................................         39,386
   Fidelity VIP Equity Income Fund ..............................        172,891
   Fidelity VIP II Contra Fund ..................................        472,548
   Fidelity VIP II Asset Manager Fund ...........................         42,426

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE MUTUAL OF AMERICA INSURANCE COMPANY OF NEW YORK:

      We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 3 as of December 31, 2001, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the statement of changes in net assets and the financial highlights for the period April 3, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 3 as of December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the changes in its net assets and the financial highlights for the period April 3, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ Arthur Andersen LLP

New York, New York
February 20, 2002

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company:

      We have audited the accompanying consolidated statements of financial condition of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department. Such practices differ from accounting principles generally accepted in the United States of America. The variances between such practices and accounting principles generally accepted in the United States of America and the effects on the accompanying financial statements are described in Note 9.

      In our opinion, because of the effects of the matter described in the third paragraph and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, or the results of their operations or their cash flows for the years then ended. Furthermore, in our opinion, the supplemental data included in Note 9 reconciling net income and surplus as shown in the financial statements to net income and surplus as determined in conformity with accounting principles generally accepted in the United States of America, present fairly, in all material respects, the information shown therein.

      However, in our opinion, the statutory-basis consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

New York, New York
February 20, 2002

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                           December 31, 2001 and 2000

                                                                  2001               2000
                                                          -----------------  -----------------
ASSETS
GENERAL ACCOUNT ASSETS
   Bonds and notes ....................................    $ 5,074,639,000     $ 4,647,281,840
   Common stocks ......................................        306,290,963         321,308,448
   Preferred stocks ...................................         32,655,724          36,731,220
   Cash and short-term investments ....................         93,481,004         300,014,386
   Guaranteed funds transferable ......................         87,585,029          94,771,918
   Mortgage loans .....................................         14,297,862          17,789,452
   Real estate ........................................        306,017,110         313,346,186
   Policy loans .......................................         95,710,292         104,876,551
   Other invested assets ..............................          5,109,832           5,404,171
   Investment income accrued ..........................         98,558,522          96,046,370
   Other assets .......................................         43,544,240          45,882,044
                                                           ---------------     ---------------
       Total general account assets ...................      6,157,889,578       5,983,452,586
SEPARATE ACCOUNT ASSETS ...............................      4,264,641,199       4,837,338,055
                                                           ---------------     ---------------
TOTAL ASSETS ..........................................    $10,422,530,777     $10,820,790,641
                                                           ===============     ===============
LIABILITIES AND SURPLUS
GENERAL ACCOUNT LIABILITIES
   Insurance and annuity reserves .....................    $ 5,238,420,552     $ 4,950,194,422
   Other contractholders liabilities and reserves .....          8,367,603           9,004,776
   Interest maintenance reserve .......................        166,486,579         157,239,778
   Other liabilities ..................................         82,278,950         134,294,008
                                                           ---------------     ---------------
       Total general account liabilities ..............      5,495,553,684       5,250,732,984
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES .......      4,264,641,199       4,837,338,055
                                                           ---------------     ---------------
       Total liabilities ..............................      9,760,194,883      10,088,071,039
                                                           ---------------     ---------------
ASSET VALUATION RESERVE ...............................         43,569,072          70,416,505
                                                           ---------------     ---------------
SURPLUS
   Assigned surplus ...................................          1,150,000           1,150,000
   Unassigned surplus .................................        617,616,822         661,153,097
                                                           ---------------     ---------------
       Total surplus ..................................        618,766,822         662,303,097
                                                           ---------------     ---------------
TOTAL LIABILITIES AND SURPLUS .........................    $10,422,530,777     $10,820,790,641
                                                           ===============     ===============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS
                 For The Years Ended December 31, 2001 and 2000

                                                                  2001               2000
                                                          -----------------    ---------------
INCOME
   Premium and annuity considerations ...................  $   918,397,077     $   795,199,263
   Life and disability insurance premiums ...............       21,303,824          27,796,899
                                                           ---------------     ---------------
       Total considerations and premiums ................      939,700,901         822,996,162
   Separate account investment and administration fees ..       40,994,077          51,484,121
   Net investment income ................................      402,111,445         394,957,609
   Other, net ...........................................        1,750,420          (2,253,891)
                                                           ---------------     ---------------
       Total income .....................................    1,384,556,843       1,267,184,001
                                                           ---------------     ---------------
DEDUCTIONS
   Change in insurance and annuity reserves .............      280,359,398        (107,370,496)
   Annuity and surrender benefits .......................      908,408,550       1,157,741,665
   Death and disability benefits ........................       14,108,552          20,292,447
   Operating expenses ...................................      149,160,677         151,025,739
                                                           ---------------     ---------------
       Total deductions .................................    1,352,037,177       1,221,689,355
                                                           ---------------     ---------------
       Net gain before dividends ........................       32,519,666          45,494,646
DIVIDENDS TO CONTRACTHOLDERS AND POLICYHOLDERS ..........          (72,104)           (194,536)
                                                           ---------------     ---------------
       Net gain from operations .........................       32,447,562          45,300,110
FEDERAL INCOME TAX BENEFIT (EXPENSE) ....................        1,689,029          (1,973,519)
NET REALIZED CAPITAL GAINS ..............................       41,063,729          31,798,177
                                                           ---------------     ---------------
       Net income .......................................       75,200,320          75,124,768
SURPLUS TRANSACTIONS
   Change in:
     Asset valuation reserve ............................       26,847,433          47,261,919
     Unrealized capital losses, net (Note 1) ............     (123,623,120)       (120,328,446)
     Non-admitted assets and other, net .................      (13,092,712)         (3,282,539)
     Cumulative effect of change in accounting
       principles (Note 1)                                      (8,868,196)                 --
   Liability for reserve strengthening ..................               --         (17,241,255)
                                                           ---------------     ---------------
       Net change in surplus ............................      (43,536,275)        (18,465,553)
SURPLUS
   Beginning of year ....................................      662,303,097         680,768,650
                                                           ---------------     ---------------
   End of year ..........................................  $   618,766,822     $   662,303,097
                                                           ===============     ===============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 For The Years Ended December 31, 2001 and 2000

                                                                       2001              2000
                                                                 ---------------    ---------------
CASH PROVIDED
   Premium and annuity funds received ........................   $   940,378,151    $   822,796,167
   Investment income received ................................       346,698,519        372,533,026
   Expense allowance on reinsurance ..........................        (1,414,240)        (4,836,476)
   Separate account investment and administrative fees .......        40,994,077         51,841,420
   Other, net ................................................         3,245,167          1,091,900
                                                                 ---------------    ---------------
       Total receipts ........................................     1,329,901,674      1,243,426,037
                                                                 ---------------    ---------------
   Benefits paid .............................................       981,999,172      1,184,271,074
   Insurance and operating expenses paid .....................       152,160,356        137,415,795
   Net transfers (from) to separate accounts .................       (42,189,083)        45,855,271
                                                                 ---------------    ---------------
       Total payments ........................................     1,091,970,445      1,367,542,140
                                                                 ---------------    ---------------
       Net cash provided by (used in) operations .............       237,931,229       (124,116,103)
   Proceeds from long-term investments sold, matured or repaid     2,523,177,222      1,860,407,364
   Other, net ................................................       171,475,780        259,688,259
                                                                 ---------------    ---------------
       Total cash provided ...................................     2,932,584,231      1,995,979,520
                                                                 ---------------    ---------------
CASH APPLIED
   Cost of long-term investments acquired ....................     2,844,750,231      1,736,290,611
   Other, net ................................................       294,367,382         41,272,551
                                                                 ---------------    ---------------
       Total cash applied ....................................     3,139,117,613      1,777,563,162
                                                                 ---------------    ---------------
       Net change in cash and short-term investments .........      (206,533,382)       218,416,358
CASH AND SHORT-TERM INVESTMENTS
   Beginning of year .........................................       300,014,386         81,598,028
                                                                 ---------------    ---------------
   End of year ...............................................   $    93,481,004    $   300,014,386
                                                                 ===============    ===============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2001 and 2000

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

      The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"). Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

      Mutual of America  provides  retirement and employee  benefit plans in the small to medium size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium size company market. The principal insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

      Reorganization -- In September 1999, Mutual of America submitted a Plan of Reorganization ("the Plan") to the State of New York Insurance Department ("New York Department") whereby Mutual of America would prepare for the sale of The American Life Insurance Company of New York ("American Life") a wholly owned subsidiary of Mutual of America. In preparation for such a sale, the Plan indicated that Mutual of America would assume (via an assumption reinsurance and related agreements) virtually all of American Life's in force business and would terminate an existing reinsurance agreement in effect between the two Companies. Effective January 31, 2001 the New York Department gave final approval to the termination of the aforementioned reinsurance agreement in effect between the Companies and approximately $641.0 million of insurance and annuity reserves were recaptured by Mutual of America. During 2000, as a result of the assumption reinsurance and related agreements, approximately $517.7 million of insurance and annuity reserves were assumed by Mutual of America. On February 28, 2001, Mutual of America sold the stock of the holding company that owned American Life to a third party, realizing a capital gain on the sale of the company of $13.5 million.

Basis of Presentation

      The financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department. Such practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The variances between such practices and GAAP and the effects on the accompanying financial statements are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities. As such, the financial statements are oriented to the insuring public.

      The National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") with an effective date of January 1, 2001. The New York Department issued Regulation No. 172 effective January 1, 2001 which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. All changes required by the adoption of New York Regulation No. 172 ("Regulation No. 172") are reflected in the accompanying 2001 consolidated financial statements, with the $8.9 million cumulative effect of this change in accounting principles, as further discussed below, recorded as a charge to the Company's surplus as of January 1, 2001. These changes relate principally to the accounting treatment of premium and benefit transactions for Guaranteed Investment Contracts ("GIC") and Single Premium Immediate Annuity ("SPIA") Contracts (Lotteries and Structured Settlements) not involving Life contingencies, and the accounting treatment of certain bonds.

      The new accounting treatment for GIC and SPIA contracts requires that all premium and benefit transactions be accounted for as a direct increase or decrease to the reserve liability and are not recorded in the Statement of Operations. The accompanying Statement of Operations for 2000 excludes $216.4 million of GIC premiums reclassified to conform with the 2001 presentation required by Regulation No. 172.

      Regulation No. 172 further clarified that the yield to worst amortization method must be used for all callable bonds purchased at a premium regardless of their call features (and likelihood of being called). The cumulative effect of this change in accounting principles resulted in a charge to surplus of $8.9 million effective as of January 1, 2001.

      Regulation No. 172 also established new accounting principles for bonds that have become permanently impaired. Effective January 1, 2001 several bond investments that were previously written down by $71.9 million as of December 31,

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                           December 31, 2001 and 2000

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2000 and recognized as unrealized losses in the Company's surplus were recorded as realized investment losses in accordance with the permanent impairment guidelines set forth in the new accounting regulations. While Regulation No. 172 does not permit the restatement of prior year reported amounts, reported realized capital gains for 2000 would have been $71.9 million lower under the new accounting principles. This change in accounting principles had no effect on the Company's December 31, 2000 consolidated statutory surplus.

      The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

      Bonds, Notes and Short-Term Investments -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments in good standing are stated at cost. All other bonds and short-term notes are stated at market value. Temporary unrealized losses related to the valuation of certain non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary (i.e. permanently impaired) are recognized in net income when incurred.

      Common and Preferred Stocks -- Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus.

      Guaranteed Funds Transferable -- Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

      Mortgage Loans -- Mortgage loans are carried at amortized indebtedness. Impairments of individual assets that are considered other than temporary (i.e. permanently impaired) are recognized in net income when incurred. During 2001, one loan was permanently impaired and a $2.5 million realized capital loss was recognized during the year. There were no impairments during 2000.

      Real Estate -- Real estate, which is classified as Company occupied property, is carried at cost, including capital improvements, net of accumulated depreciation, and depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

      Policy Loans -- Policy loans are stated at the unpaid principal balance of the loan.

      Other Assets -- Certain other assets, such as furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statements of financial condition.

Insurance and Annuity Reserves

      Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 9.25%), which meet or exceed statutory requirements. During 2000, the Company lowered the interest rate used to value certain fixed interest guarantee annuity contracts issued prior to January 1, 1999. The effect of this change was to increase policyholder liabilities and to reduce surplus by $17.2 million as of January 1, 2000. This change reflects the current lower interest rate environment that has developed since the business was originally written many years ago.

      Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which, during 2001 and 2000, averaged 5.23% and 5.40%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

Interest Maintenance and Asset Valuation Reserves

      Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                           December 31, 2001 and 2000

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

      Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in separate accounts. Separate account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the separate accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other separate account charges) and are not reflected in the Company's consolidated statements of operations. Certain administrative and other charges are assessed as a percentage of separate account assets and vary based upon the level of administrative services provided. During 2001 and 2000, such charges were equal to approximately .90% and 1.04%, respectively, of total average separate account assets. Separate account charges and investment advisory fees paid to the Adviser are included in the consolidated statement of operations.

      Investments held in the separate accounts are stated at market value. Participants' corresponding equity in the separate accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the separate accounts are combined with the general account in the accompanying statements. Net operating gains are offset by increases to reserve liabilities in the respective separate accounts.

Premiums and Annuity Considerations

      Premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

      General account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

Dividends

      Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

2. INVESTMENTS

Valuation

      The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) and equity securities at December 31, 2001 and 2000 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                                                                                     Gross Unrealized
                                                                    Statement    --------------------------    NAIC Market
December 31, 2001 (in millions)                                       Value          Gains        Losses          Value
-------------------------------                                       -----          -----        ------          -----
Fixed maturities:
U.S. Treasury securities and obligations of U.S. ..................
   Government corporations and agencies ...........................    $2,374.0       $    3.4    $     .7    $2,376.7
Obligations of states and political subdivisions ..................        13.1             --          --        13.1
Debt securities issued by foreign governments .....................        52.1            1.0          .2        52.9
Corporate securities ..............................................     2,745.6           36.4        82.0     2,700.0
                                                                       --------       --------    --------    --------
   Total ..........................................................    $5,184.8       $   40.8    $   82.9    $5,142.7
                                                                       ========       ========    ========    ========

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                           December 31, 2001 and 2000

2. INVESTMENTS (CONTINUED)

                                                                                    Gross Unrealized
                                                                    Statement   --------------------------    NAIC Market
December 31, 2000 (in millions)                                       Value        Gains        Losses          Value
---------------------------                                         ---------    ---------     ---------    ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S. ..............
   Government corporations and agencies .......................    $1,793.2       $    5.6      $    1.2      $1,797.6
Obligations of states and political subdivisions ..............        11.5            1.3            --          12.8
Debt securities issued by foreign governments .................        51.8             .8            .1          52.5
Corporate securities ..........................................     3,093.5           14.1         192.5       2,915.1
                                                                   --------       --------      --------      --------
   Total ......................................................    $4,950.0       $   21.8      $  193.8      $4,778.0
                                                                   ========       ========      ========      ========

      Short-term fixed maturity securities with a statement value and NAIC market value of $110.2 million and $302.7 million at December 31, 2001 and 2000, respectively, are included in the above tables. As of December 31, 2001, the Company had $3.3 million (2000 -- $6.7 million) with a par value $3.3 million (2000 -- $6.4 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

      At December 31, 2001 and 2000 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)                                     2001         2000
-------------------------                                     ----         ----
Equity securities (common and preferred stock) .........    $  (69.7)    $  8.4
Bonds and notes ........................................       (48.6)      (3.1)
                                                            --------     ------
   Net unrealized (depreciation) appreciation ..........    $ (118.3)    $  5.3
                                                            ========     ======

      During the fourth quarter of 2001, the Company had bond investments with five issuers who filed for Chapter 11 bankruptcy protection. At December 31, 2001, a writedown of $45.5 million has been recorded as a direct reduction in surplus in order to adjust the carrying value of these bonds to reflect the temporary decline in their current market value as determined by the NAIC. The unrealized appreciation related to the Company's common equity securities also declined by $78.1 million during the year as shown above.

Maturities

      The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at December 31, 2001 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                      Statement      NAIC Market
December 31, 2001 (in millions)                         Value           Value
-------------------------------                       ----------     -----------
Due in one year or less ..........................    $    552.2     $    535.8
Due after one year through five years ............       1,873.6        1,829.6
Due after five years through ten years ...........       1,365.7        1,382.6
Due after ten years ..............................       1,393.3        1,394.7
                                                      ----------     ----------
       Total .....................................    $  5,184.8     $  5,142.7
                                                      ==========     ==========

Realized Investment Gains

      Sales of fixed maturity securities were as follows:

December 31 (in millions)                                 2001           2000
-------------------------                              ---------      ---------
Fixed maturity securities
   Proceeds ......................................    $  2,240.6     $  1,561.5
   Gross realized gains ..........................          45.9            9.3
   Gross realized losses .........................          20.5           19.7

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                           December 31, 2001 and 2000

2. INVESTMENTS (CONTINUED)

      Sales of investments in fixed maturity securities resulted in $25.4 million of net gains and $10.4 million of net losses being accumulated in IMR in 2001 and 2000, respectively. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2001 and 2000, $16.1 million and $14.3 million of the IMR was amortized and included in net investment income.

      Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2001 and 2000 were as follows:

December 31 (in millions)                                 2001           2000
-------------------------                              ---------      ---------
Equity securities (common and preferred stock) ...      $   37.5       $   38.1
Sale of American Life ............................          13.5             --
Bonds ............................................          (7.4)            --
Mortgages ........................................          (2.5)            --
Other invested assets ............................            --           (6.3)
                                                        --------       --------
   Net realized capital gains ....................      $   41.1       $   31.8
                                                        ========       ========

3. GUARANTEED FUNDS TRANSFERABLE

      In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

      The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $87.6 million and $94.8 million at December 31, 2001 and 2000, respectively. The actual interest and other allocated investment earnings on these funds amounted to $7.2 million and $5.0 million in 2001 and 2000, respectively, and are included in net investment income.

4. REAL ESTATE

      Real  estate  consists  primarily  of an office  building  that  Mutual of
America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.2 million in both 2001 and 2000.

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

      The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

      The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service; with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                           December 31, 2001 and 2000

5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED)

      The components of net periodic benefit costs are as follows:

                                                Pension Benefits                  Other Benefits
                                            --------------------------       ------------------------
December 31, (in millions)                     2001            2000            2001            2000
--------------------------                  ----------       ---------       ----------     ---------
Service cost ...........................       $ 6.5           $ 5.4           $  .8          $  .7
Interest cost on PBO ...................         8.3             7.0             1.6            1.5
Expected return on plan assets .........       (10.2)          (10.2)             --             --
Amortization of initial net asset ......         (.1)            (.1)             --             --
Amortization of unrecognized net loss ..         3.3             1.0              .2             --
                                               -----           -----           -----          -----
NET BENEFIT EXPENSE ....................       $ 7.8           $ 3.1           $ 2.6          $ 2.2
                                               =====           =====           =====          =====

      The changes in the projected benefit obligation and plan assets are as follows:

                                                Pension Benefits                  Other Benefits
                                            --------------------------       ------------------------
December 31, (in millions)                     2001            2000            2001            2000
--------------------------                  ----------       ---------       ----------     ---------
CHANGE IN PROJECTED BENEFIT OBLIGATION (PBO):
PBO, beginning of year: ................      $105.1           $79.2           $20.4          $18.8
   Service cost ........................         6.5             5.4              .8             .7
   Interest cost .......................         8.3             7.0             1.6            1.5
   Change in assumptions ...............          .9            13.5             2.3            1.9
   Actuarial loss (gain) ...............          .3             2.7             (.3)          (1.5)
   Benefits and expenses paid ..........        (1.8)           (2.7)            (.8)          (1.0)
                                               -----           -----           -----          -----
PBO, end of year .......................      $119.3          $105.1           $24.0          $20.4
                                              ======          ======           =====          =====

CHANGE IN PLAN ASSETS:
Plan assets, beginning of year .........       $89.0           $88.9          $   --         $   --
   Employer contributions ..............        12.5             5.0              --             --
   Return on plan assets ...............        (5.9)           (2.2)             --             --
   Benefits and expenses paid ..........        (1.8)           (2.7)             --             --
                                              ------          ------          ------         ------
 Plan assets, end of year ...............       93.8            89.0              --             --
                                              ------          ------          ------         ------
 Plan assets (lower than) PBO ...........     $(25.5)         $(16.1)         $(24.0)        $(20.4)
                                              ======          ======          ======         ======

      At December 31, 2001 all of the qualified pension plan assets are invested in one of the Company's separate accounts (consisting primarily of equity securities) and participation in certain other funds managed by outside investment advisors. For financial reporting purposes, the prepaid benefit cost at December 31, 2001 and 2000, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

                                                Pension Benefits                  Other Benefits
                                            --------------------------       ------------------------
December 31, (in millions)                     2001            2000            2001            2000
--------------------------                  ----------       ---------       ----------     ---------
Plan assets (lower than) in excess of PBO .    $(25.5)         $(16.1)         $(24.0)        $(20.4)
Remaining unrecognized initial net asset ..       --              (.1)             --             --
Unrecognized prior service cost ........          2.5             3.2              --             --
Unrecognized net loss from past experience
   different from that assumed .........         51.0            36.3             6.8            5.0
                                                -----           -----           -----          -----
PREPAID (ACCRUED) BENEFIT COST, END OF YEAR     $28.0           $23.3          $(17.2)        $(15.4)
                                                =====           =====          ======         ======

      The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $71.1 million and $70.3 million at December 31, 2001 and 2000, respectively. The actuarial present value of accumulated benefits for the qualified pension plan were $56.3 million and $44.2 million at December 31, 2001 and 2000, respectively. During 2001 and 2000, the Company made contributions to the qualified plan of $9.5 million and $3.0 million, respectively.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                           December 31, 2001 and 2000

5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED)

      The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

                                                 Pension Benefits                 Other Benefits
                                                -------------------             -------------------
Weighted average assumptions at December 31     2001           2000             2001           2000
-------------------------------------------     ----           ----             ----           ----
Discount rate ..........................        7.50%           7.65%           7.50%          7.65%
Rate of compensation increase ..........        4.00%           4.00%           4.00%          4.00%
Expected return on plan assets .........       10.50%          11.30%

      The health care cost trend rate assumption has an affect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 2001 by $2.6 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2001 by $.4 million.

Savings and Other Incentive Plans

      All employees may participate in a Company sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $1.9 million and $2.0 million in 2001 and 2000, respectively. The Company also has a long-term performance based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. The accrued compensation liability under this plan decreased by $2.5 million during 2001 and increased by $.5 million during 2000.

6. COMMITMENTS AND CONTINGENCIES

      Rental expenses were $19.2 million and $18.8 million in 2001 and 2000, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $3.9 million in 2002, $3.1 million in 2003, $2.7 million in 2004, $2.0 million in 2005, $1.2 million in 2006, and $1.8 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

      The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse affect on the Company's consolidated financial statements.

7. FEDERAL INCOME TAXES

      Mutual of America's pension business was exempt from federal income taxation under Section 501(a) of the Internal Revenue Code ("Code") through 1997. Effective January 1, 1998 Mutual of America's pension business became subject to federal income tax. Mutual of America files federal income tax returns on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return. The Federal income tax benefit for 2001 amounted to $1.7 million as compared to an expense of $2.0 million in 2000. The 2001 and 2000 federal income taxes reflected in the accompanying consolidated statements of operations and surplus arose principally from the operating results of its insurance and non-insurance subsidiaries.

      The difference between the actual tax expense (benefit) reflected in the accompanying consolidated statements of operations and the expected amounts computed by applying the statutory rate of 35% to operating income arises principally from the differing statutory and tax treatment of IMR income and realized capital gains and losses on investment transactions and from the differences between the tax and statutory basis of Mutual of America's assets and liabilities. Such differences resulted from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. These transition rules will continue to moderate Mutual of America's tax expense over the next several years. At December 31, 2001 Mutual of America had a net operating loss carryforward of approximately $106.9 million expiring at various dates between 2018 and 2022.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                           December 31, 2001 and 2000

8. Fair Value of Financial Instruments

      The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

      Amounts related to the Company's financial instruments were are follows:

                                                        Statement      Estimated
December 31, 2001 (in millions)                           Value       Fair Value
-------------------------------                         --------      ----------
ASSETS
Bonds and notes ..................................       $5,074.6       $5,032.5
Common stocks ....................................          306.3          306.3
Preferred stocks .................................           32.7           32.7
Cash and short-term investments ..................           93.5           93.5
Guaranteed funds transferable ....................           87.6           88.4
Mortgage loans ...................................           14.3           13.8
Policy loans .....................................           95.7           95.7

LIABILITIES
Insurance and annuity reserves ...................        $5,238.4      $5,352.0

                                                       Statement       Estimated
December 31, 2000 (in millions)                          Value        Fair Value
------------------------------                         ---------     -----------
ASSETS
Bonds and notes ..................................       $4,647.3       $4,475.2
Common stocks ....................................          321.3          321.3
Preferred stocks .................................           36.7           36.7
Cash and short-term investments ..................          300.0          300.0
Guaranteed funds transferable ....................           94.8           93.3
Mortgage loans ...................................           17.8           16.8
Policy loans .....................................          104.9          104.9

LIABILITIES
Insurance and annuity reserves ...................       $4,950.2       $4,942.3

      Fixed Maturities and Equity Securities -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

      Cash and Short-Term Investments -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

      Mortgage Loans -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

      Policy Loans -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

      Insurance and Annuity Reserves -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

      The fair value of annuity contracts (approximately $1.3 billion and $1.4 billion at December 31, 2001 and 2000, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 5.71% and 6.46% were used at December 31, 2001 and 2000, respectively.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                           December 31, 2001 and 2000

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS

      The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:

Asset Valuations and Investment Income Recognition

      GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to surplus; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

      Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, for GAAP accounting, capital gains and losses are not recognized when a security is sold and the same or substantially the same security is repurchased, unless the repurchase occurs after a reasonable exposure to market risk.

      A general formula based Asset Valuation Reserve (AVR) is recorded for statutory accounting purposes, whereas such reserves are established under GAAP only when an asset's impairment is considered to be other than temporary.

      Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a charge to surplus; whereas under GAAP, such assets are carried at their amortized cost.

Policy Acquisition Costs

      Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred.

Insurance and Annuity Reserves

      Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

      Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

      GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Deferred income taxes are not recorded for statutory accounting purposes.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                           December 31, 2001 and 2000

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS (CONTINUED)

      The tables that follow provide a reconciliation of the 2001 and 2000 statutory financial results reflected in the accompanying financial statements to a GAAP basis:

Reconciliation of Statutory to GAAP Surplus (in millions)             2001           2000
---------------------------------------------------------             ----           ----
STATUTORY SURPLUS ..........................................      $    618.8     $    662.3
   Market value adjustment related to AFS bonds and notes ..           (36.1)        (121.2)
   Realized capital gains ..................................           198.2          100.7
   AVR .....................................................            43.6           70.4
   Deferred policy acquisition costs .......................            49.4           49.1
   Policy reserve adjustments ..............................           (11.2)          (7.2)
   Non-admitted assets .....................................            45.9           32.9
   Federal income taxes ....................................           272.2          314.4
   Other ...................................................             2.2             .5
                                                                  ----------     ----------
GAAP SURPLUS ...............................................      $  1,183.0     $  1,101.9
                                                                  ==========     ==========

Reconciliation of Statutory to GAAP Net Income (in millions)          2001           2000
------------------------------------------------------------          ----           ----
STATUTORY NET INCOME .......................................      $     75.2     $     75.1
   Investment income adjustments ...........................           (12.7)         (11.7)
   Realized capital gains (losses) .........................           (87.8)           1.0
   Policy reserve adjustments ..............................            19.0            (.9)
   Deferred policy acquisition costs .......................             3.0            4.4
   Deferred income taxes ...................................             (.3)          (6.5)
   Other ...................................................             (.1)           6.6
                                                                  ----------     ----------
GAAP NET INCOME (LOSS) .....................................      $     (3.7)    $     68.0
                                                                  ==========     ==========

Reconciliation of GAAP to Statutory Premiums (in millions)            2001           2000
----------------------------------------------------------            ----           ----
GAAP PREMIUM INCOME ........................................      $     48.9     $     80.1
   Premiums from investment contracts ......................           890.8          742.9
                                                                  ----------     ----------
STATUTORY PREMIUM INCOME ...................................      $    939.7     $    823.0
                                                                  ==========     ==========

                                    Appendix

                           General Account Operations

This Appendix provides more information about our General Account's operations and the risks of allocating Account Balance, including premiums, to the General Account compared to allocating Account Balance, including premiums, to the Separate Account. Account Balances held in our General Account may pose different risks to Policyowners than Account Balances supported by assets of our Separate Account.

When a Policyowner allocates Account Balance to our General Account, the amounts are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of our General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts, variable accumulation annuity contracts and variable universal life policies (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Policyowners.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Policies held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Policies and upon their termination. Members of our senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

   o     Reasonable classifications of different types of policies.

   o Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

   o The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combination with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to our policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

   o The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market conditions.

   o     Compliance with applicable statutory and regulatory requirements.

   o Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of policies without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, we generally will not change this rate more frequently than once every three months (in other words, quarterly). The credited interest rate may not be less than a 3% annual yield. If we declare a credited interest rate higher than 3%, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) are guaranteed by us and are payable in full upon a Policyowner's request for transfer, payment or withdrawal of Account Balance or Policy discontinuance, subject to the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans. The credited interest rate applicable to amounts in our General Account is indicated in Policyowners' quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Policyowners in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Policies, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change administrative charges. We also reserve the right to change the services we make available to Policyowners. We will provide written notices to Policyowners when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Policyowner's quarterly statements reflect direct deductions from the Policyowner's Account Balance in the Separate Account or General Account.

In general and to the extent ERISA applies to the payroll deduction program established by Policyowner's employers for the purchase of Policies, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to policyowners. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's policyowners and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account policies that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account policies that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to policyowners as ERISA regulation. In addition, our General Account policies often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

                           PART II. OTHER INFORMATION

UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

UNDERTAKING PURSUANT TO RULE 484

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS

      This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

      Registrant makes the following representations: The fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

CONTENTS OF REGISTRATION STATEMENT


      This registration statement comprises the following papers and documents:


        The facing sheet;


        The prospectus, consisting of 80 pages;


        The undertaking required by Section 15(d) of the Securities Exchange Act of 1934;

        The undertaking pursuant to Rule 484;


        The representations pursuant to Rule 6e-3(T);

        The signatures;

        Exhibit; and

        Written consents of the following persons:

            Joseph A. Gross, F.S.A., M.A.A.A.

            Jones & Blouch L.L.P.

            Arthur Andersen LLP

      The following exhibits are filed as part of this Registration Statement:

 1(1) Resolution of the Board of Directors of Mutual of America Life Insurance Company ("Mutual of America") authorizing establishment of Separate Account No. 3 (the "Separate Account")(1)

 1(5)(a)    Form of Variable Universal Life Insurance Policy (3410-VUL)(1)

 1(5)(b)    Payroll Deduction Rider(1)

 1(5)(c)    Accidental Death Benefit Rider(1)

 1(5)(d)    Children's Term Rider(1)

 1(6)(a)    Charter of Mutual of America(1)

 1(6)(b)    By-Laws of Mutual of America(1)

 1(10)(a) Form of Application for Variable Universal Life Insurance Policy with Conditional Receipt of Premium(2)

 1(10)(b) Form of Application for Variable Universal Life Insurance Policy with Payroll Deduction Rider(2)

 2          See Exhibit 1(5)

 3(a) Opinion and consent of Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of Mutual of America(1)

 4 No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I

 6 Opinion and consent of Joseph A. Gross, Vice President and Actuary of Mutual of America

 8(a) Participation Agreement, dated as of February 28, 2001, between Scudder Variable Life Investment Fund and Mutual of America(3)

 8(b)(i) Fund Participation Agreement-Separate Account No. 2, dated as of December 30, 1988, among Mutual of America, American Century Investment Management, Inc. ("ACIM") (formerly Investors Research Corporation), and American Century Variable Portfolios, Inc. ("ACVP") (formerly TCI Portfolios, Inc.) (the "American Century Agreement")(1)

 8(b)(ii) Amendment No. 1, dated as of April 29, 1994, to the American Century Agreement(1)

 8(b)(iii)  Amendment  No. 2, dated  January 3, 2000,  to the  American  Century
            Agreement(1)

 8(b)(iv) Amendment No. 3, dated January 2, 2002, to the American Century Agreement

 8(c) Shared Funding Agreement, dated as of February 28, 2001, between Mutual of America and Calvert Securities Corporation(3)

 8(d)(i) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)

 8(d)(ii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)

 9 Memorandum regarding Issuance, Face Amount Increase, Transfer and Redemption Procedures for the Policies(1)

10          Consent of Arthur Andersen LLP

11          Consent of Jones & Blouch L.L.P.

----------
(1) Included in the Registration Statement on Form S-6 filed with the Commission on July 21, 1999.

(2) Included in Pre-Effective Amendment No. 1 filed with the Commission on November 17, 1999.

(3) Included in Post-Effective Amendment No. 2 filed with the Commission on April 19, 2001.

      Powers of Attorney of Messrs. Flynn, Moran, Altstadt, Burns, Curiale, Alexander, Harbison, Kahn, Leffall, Perrotta, Schott and Wiesel and Mesdames Epps, Hesselbein and Smythe are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 33--11023) filed with the Commission on March 1, 1999 by Mutual of America and its Separate Account No. 2.

      Powers of Attorney of Messrs. Cummins and Reimer are incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on April 19, 2001 by Mutual of America and its Separate Account No. 2.

      Power of Attorney of Mr. Connie Mack, III is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on April 19, 2002 by Mutual of America and its Separate Account No. 2.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements of the Securities Act Rule 485(b) for the effectiveness of this amendment to Registration Statement and has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, the State of New York, the 18th day of April, 2002.


                                       MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                                                     (Registrant)

                                       MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       By:          /S/ MANFRED ALTSTADT
                                           -------------------------------------
                                                       Manfred Altstadt
                                              Senior Executive Vice President
                                                and Chief Financial Officer


      Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below by the following persons in the capacities indicated on April 18, 2002.


            Signature                   Title
            ---------                   -----
                *                       Chairman of the Board; Director
 ---------------------------------
        William J. Flynn

                *                       Chief Executive Officer and President;
 ---------------------------------      Director (Principal Executive Officer)
         Thomas J. Moran

      /s/ MANFRED ALTSTADT              Senior Executive Vice President and
 ---------------------------------      Chief Financial Officer; Director
        Manfred Altstadt                (Principal Financial and Accounting
                                        Officer)


                *                       Director
 ---------------------------------
  Clifford L. Alexander, Jr.

                *                       Senior Executive Vice President and
 ---------------------------------      General Counsel; Director
        Patrick A. Burns

                *                       Director

       Richard M. Cummins

                *                       Senior Executive Vice President;
 ---------------------------------      Director
      Salvatore R. Curiale

                *                       Director
 ---------------------------------
      Roselyn P. Epps, M.D.

                *                       Director
 ---------------------------------
     Earle H. Harbison, Jr.

                *                       Director
 ---------------------------------
      Frances R. Hesselbein

            Signature                   Title
            ---------                   -----
                *                       Director
 ---------------------------------
            William Kahn

                *                       Director
 ---------------------------------
   asalle D. Leffall, Jr., M.D.


                *                       Director
 ---------------------------------
        Connie Mack, III


                *                       Director
 ---------------------------------
     Fioravante G. Perrotta

                *                       Director
 ---------------------------------
        Dennis J. Reimer

                *                       Director
 ---------------------------------
        Francis H. Schott

                *                       Director
 ---------------------------------
      O. Stanley Smith, Jr.

                *                       Director
 ---------------------------------
      Sheila M. Smythe

                *                       Director
 ---------------------------------
           Elie Wiesel

*By:    /s/ MANFRED ALTSTADT
    ------------------------------
          Manfred Altstadt
          Attorney-In-Fact